RICHARDSON ELECTRONICS, LTD.
                      EMPLOYEES PROFIT-SHARING PLAN
                           AND TRUST AGREEMENT










                        As Amended and Restated
                         Effective June 1, 1989

                             TABLE OF CONTENTS

                                                                       Page

ARTICLE I--TITLES AND PURPOSE. . . . . . . . . . . . . . . . . . . . . . .2

1.1   Titles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
1.2   Purpose. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
1.3   Exclusive Benefit. . . . . . . . . . . . . . . . . . . . . . . . . .2
1.4   Type of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

ARTICLE II--DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . .3

24.   "Account". . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
2.4   "Account Balance". . . . . . . . . . . . . . . . . . . . . . . . . .4
2.3   "Administrator". . . . . . . . . . . . . . . . . . . . . . . . . . .4
2.4   "Anniversary Date" . . . . . . . . . . . . . . . . . . . . . . . . .4
2.5   "Annual Addition". . . . . . . . . . . . . . . . . . . . . . . . . .4
2.6   "Beneficiary". . . . . . . . . . . . . . . . . . . . . . . . . . . .4
2.7   "Benefit Commencement Date". . . . . . . . . . . . . . . . . . . . .4
2.8   "Break in Service" . . . . . . . . . . . . . . . . . . . . . . . . .5
2.9   "Code" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
2.10  "Committee". . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
2.11  "Compensation" . . . . . . . . . . . . . . . . . . . . . . . . . . .6
2.12  "Computation Period" . . . . . . . . . . . . . . . . . . . . . . . .7
2.13  "Effective Date" . . . . . . . . . . . . . . . . . . . . . . . . . .7
2.14  "Employee" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
2.15  "Employer" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
2.16  "Entry Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
2.17  "ERISA". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
2.18  "Highly Compensated Employee". . . . . . . . . . . . . . . . . . . .7
2.19  "Hour of Service". . . . . . . . . . . . . . . . . . . . . . . . . .9
2.20  "Key Employee" . . . . . . . . . . . . . . . . . . . . . . . . . . 11
2.21  "Leave of Absence" . . . . . . . . . . . . . . . . . . . . . . . . 13
2.22  "Limitation Year". . . . . . . . . . . . . . . . . . . . . . . . . 13
2.23  "Non-Key Employee" . . . . . . . . . . . . . . . . . . . . . . . . 13
2.24  "Normal Retirement Date" . . . . . . . . . . . . . . . . . . . . . 13
2.25  "Participant". . . . . . . . . . . . . . . . . . . . . . . . . . . 13
2.26  "Permanent Disability" . . . . . . . . . . . . . . . . . . . . . . 13
2.27  "Plan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
2.28  "Plan Year". . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
2.29  "Qualified Domestic Relations Order" . . . . . . . . . . . . . . . 14
2.30  "Related Employer" . . . . . . . . . . . . . . . . . . . . . . . . 15
2.31  "Richardson" . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
2.32  "Spouse" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
2.33  "Termination of Employment". . . . . . . . . . . . . . . . . . . . 15
2.34  "Top-Heavy Determination Date" . . . . . . . . . . . . . . . . . . 15
2.35  "Top-Heavy Year" . . . . . . . . . . . . . . . . . . . . . . . . . 16
2.36  "Trust". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
2.37  "Trustee". . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
2.38  "Valuation Date" . . . . . . . . . . . . . . . . . . . . . . . . . 18
2.39  "Vested Account Balance" . . . . . . . . . . . . . . . . . . . . . 18
2.40  "Year of Service". . . . . . . . . . . . . . . . . . . . . . . . . 18
ARTICLE III--PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . 19

3.1   Eligibility To Participate . . . . . . . . . . . . . . . . . . . . 19
3.2   Duration of Participation; Re-employment . . . . . . . . . . . . . 19

ARTICLE IV--CONTRIBUTIONS BY EMPLOYER. . . . . . . . . . . . . . . . . . 21

4.1   Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
4.2   Limitation on Matching Contributions . . . . . . . . . . . . . . . 22
4.3   Time for Payment . . . . . . . . . . . . . . . . . . . . . . . . . 25
4.4   Binding Determination by Administrator . . . . . . . . . . . . . . 25

ARTICLE V--ELECTIVE, SUPPLEMENTAL AND ROLLOVER
             CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . 26

5.1   Manner and Amount of Elective Contributions. . . . . . . . . . . . 26
5.2   Limitation on Elective Contributions . . . . . . . . . . . . . . . 26
5.3   Excess Elective Contributions. . . . . . . . . . . . . . . . . . . 28
5.4   Elective Contribution Agreement. . . . . . . . . . . . . . . . . . 28
5.5   Voluntary Contributions. . . . . . . . . . . . . . . . . . . . . . 29
5.6   Rollover Contributions . . . . . . . . . . . . . . . . . . . . . . 29

ARTICLE VI--ALLOCATION OF EMPLOYER CONTRIBUTIONS . . . . . . . . . . . . 30

6.1   Manner of Allocation . . . . . . . . . . . . . . . . . . . . . . . 30
6.2   Allocations in Top-Heavy Years . . . . . . . . . . . . . . . . . . 31
6.3   Administrator to Notify Trustee. . . . . . . . . . . . . . . . . . 33

ARTICLE VII--ACCOUNTS OF PARTICIPANTS. . . . . . . . . . . . . . . . . . 34

7.1   Separate Accounts. . . . . . . . . . . . . . . . . . . . . . . . . 34
7.2   Adjustments to Accounts. . . . . . . . . . . . . . . . . . . . . . 34
7.3   Crediting of Employer Contributions. . . . . . . . . . . . . . . . 35
7.4   Crediting of Forfeitures . . . . . . . . . . . . . . . . . . . . . 36
7.5   Crediting of Rollover Contributions. . . . . . . . . . . . . . . . 36
7.6   Limitation on Allocations. . . . . . . . . . . . . . . . . . . . . 36
7.7   Combined Plan Limitation . . . . . . . . . . . . . . . . . . . . . 38
7.8   Correction of Error. . . . . . . . . . . . . . . . . . . . . . . . 40

ARTICLE VIII--VESTING OF INTEREST IN TRUST . . . . . . . . . . . . . . . 41

8.1   Normal Retirement. . . . . . . . . . . . . . . . . . . . . . . . . 41
8.2   Disability Retirement. . . . . . . . . . . . . . . . . . . . . . . 41
8.3   Death. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41
8.4   Other Termination of Employment. . . . . . . . . . . . . . . . . . 41
8.5   Treatment of Forfeited Amounts; Reinstatement. . . . . . . . . . . 41
8.6   Computation of Years of Service. . . . . . . . . . . . . . . . . . 42
8.7   Vesting on Termination of Trust or Termination of
        Employer's Agreement to Contribute . . . . . . . . . . . . . . . 42
8.8   Vesting Following Plan Amendment . . . . . . . . . . . . . . . . . 43
8.9   Vesting Following Partial Distributions. . . . . . . . . . . . . . 43
8.10 Participant Contribution Accounts
        and Rollover Accounts. . . . . . . . . . . . . . . . . . . . . . 44

ARTICLE IX--DISTRIBUTIONS AND WITHDRAWALS. . . . . . . . . . . . . . . . 45

9.1   Benefit Commencement Date. . . . . . . . . . . . . . . . . . . . . 45
9.2   Payment to Participants. . . . . . . . . . . . . . . . . . . . . . 46
9.3   Payment to Beneficiaries . . . . . . . . . . . . . . . . . . . . . 47
9.4   Extent of Further Participation in Trust . . . . . . . . . . . . . 48
9.5   Payment to Persons Under Legal Disability. . . . . . . . . . . . . 48
9.6   Payment in Installments. . . . . . . . . . . . . . . . . . . . . . 49
9.7   Withdrawals of 1986 Plan Voluntary Contributions . . . . . . . . . 51
9.8   Election of Pre-TEFRA Distribution . . . . . . . . . . . . . . . . 51
9.9   Hardship Withdrawals . . . . . . . . . . . . . . . . . . . . . . . 52
9.10  Compliance with Regulations. . . . . . . . . . . . . . . . . . . . 53
9.11  Direct Rollovers . . . . . . . . . . . . . . . . . . . . . . . . . 53
9.12  Withdrawals Due to Permanent Disability. . . . . . . . . . . . . . 55

ARTICLE X--DESIGNATION OF BENEFICIARIES. . . . . . . . . . . . . . . . . 56

10.1  Participants to Name Beneficiaries . . . . . . . . . . . . . . . . 56
10.2  No Beneficiary Designated; Death of Beneficiary. . . . . . . . . . 56
10.3  No Liability for Payment to Beneficiaries. . . . . . . . . . . . . 56
10.4  Qualified Domestic Relations Orders. . . . . . . . . . . . . . . . 57

ARTICLE XI--FIDUCIARY CAPACITY AND RESPONSIBILITY. . . . . . . . . . . . 58

11.1  General Fiduciary Standard of Conduct. . . . . . . . . . . . . . . 58
11.2  Allocation of Responsibility Among Fiduciaries . . . . . . . . . . 58
11.3  Administrator. . . . . . . . . . . . . . . . . . . . . . . . . . . 59
11.4  Powers and Duties of Administrator . . . . . . . . . . . . . . . . 59
11.5  Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . . . 60
11.6  Indemnification by Employer. . . . . . . . . . . . . . . . . . . . 62
11.7  Service in Multiple Capacities . . . . . . . . . . . . . . . . . . 62

ARTICLE XII--THE COMMITTEE . . . . . . . . . . . . . . . . . . . . . . . 63

12.1  Appointment and Membership . . . . . . . . . . . . . . . . . . . . 63
12.2  Compensation and Expenses. . . . . . . . . . . . . . . . . . . . . 63
12.3  Committee Procedures and Actions . . . . . . . . . . . . . . . . . 63
12.4  Resignation or Removal of Committee Member . . . . . . . . . . . . 64

ARTICLE XIII--THE TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . . 65

13.1  Creation and Acceptance of Trust . . . . . . . . . . . . . . . . . 65
13.2  Appointment of Trustee . . . . . . . . . . . . . . . . . . . . . . 65
13.3  Trustee Capacity . . . . . . . . . . . . . . . . . . . . . . . . . 65
13.4  Compensation, Expenses and Taxes . . . . . . . . . . . . . . . . . 65
13.5  Trustee Procedures and Actions . . . . . . . . . . . . . . . . . . 65
13.6  Resignation or Removal of Trustee. . . . . . . . . . . . . . . . . 66
13.7  Powers and Duties of Trustee . . . . . . . . . . . . . . . . . . . 67
13.8  Accounting . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68
13.9  Controversies. . . . . . . . . . . . . . . . . . . . . . . . . . . 68
13.10 Legal Actions. . . . . . . . . . . . . . . . . . . . . . . . . . . 69
13.11 Supplemental Trusts. . . . . . . . . . . . . . . . . . . . . . . . 69

ARTICLE XIV--INVESTMENT OF TRUST ASSETS. . . . . . . . . . . . . . . . . 70

14.1  Pooled Investment Fund . . . . . . . . . . . . . . . . . . . . . . 70
14.2  Investment Powers. . . . . . . . . . . . . . . . . . . . . . . . . 70
14.3  Loans to Participants. . . . . . . . . . . . . . . . . . . . . . . 73
14.4  Insurance Policies . . . . . . . . . . . . . . . . . . . . . . . . 75
14.5  Investment in Qualifying Employer Securities . . . . . . . . . . . 75

ARTICLE XV--INVESTMENT MANAGER . . . . . . . . . . . . . . . . . . . . . 77

15.1  Appointment of Investment Manager. . . . . . . . . . . . . . . . . 77
15.2  Acceptance of Appointment. . . . . . . . . . . . . . . . . . . . . 77
15.3  Notice to Trustee. . . . . . . . . . . . . . . . . . . . . . . . . 77
15.4  Investment Authority . . . . . . . . . . . . . . . . . . . . . . . 77
15.5  Resignation or Removal of Investment Manager . . . . . . . . . . . 78
15.6  Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 78

ARTICLE XVI--INVESTMENT FUNDS. . . . . . . . . . . . . . . . . . . . . . 79

16.1  Directed Investments . . . . . . . . . . . . . . . . . . . . . . . 79
16.2  Investment Elections . . . . . . . . . . . . . . . . . . . . . . . 79
16.3  Transfers Between Investment Funds . . . . . . . . . . . . . . . . 80
16.4  Authority to Revise Election Procedures. . . . . . . . . . . . . . 80

ARTICLE XVII--AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . . 81

17.1  Right to Amend . . . . . . . . . . . . . . . . . . . . . . . . . . 81
17.2  Retroactivity of Amendments. . . . . . . . . . . . . . . . . . . . 81
17.3  Limitations on Right to Amend. . . . . . . . . . . . . . . . . . . 81

ARTICLE XVIII--ADOPTION, WITHDRAWAL AND TERMINATION. . . . . . . . . . . 82

18.1  Adoption of Agreement. . . . . . . . . . . . . . . . . . . . . . . 82
18.2  Withdrawal from Plan . . . . . . . . . . . . . . . . . . . . . . . 82
18.3  Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . 82

ARTICLE XIX--MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . 84

19.1  No Reversion to Employer . . . . . . . . . . . . . . . . . . . . . 84
19.2  Evidence of Action; Necessary Parties. . . . . . . . . . . . . . . 85
19.3  Rights of Participants Limited . . . . . . . . . . . . . . . . . . 85
19.4  Assignment and Alienation. . . . . . . . . . . . . . . . . . . . . 86
19.5  Missing Participants or Beneficiaries. . . . . . . . . . . . . . . 87
19.6  Merger and Consolidation of Plan . . . . . . . . . . . . . . . . . 87
19.7  Severability of Agreement. . . . . . . . . . . . . . . . . . . . . 88
19.8  Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . 88
          THIS AGREEMENT, executed at LaFox, Illinois, this 14th day of July, 1994, by and between RICHARDSON ELECTRONICS, LTD., a corporation organized and existing under the laws of the State of Delaware ("Richardson"), and SCOTT HODES and WILLIAM G. SEILS, as
Trustees (collectively, the "Trustee").

                           W I T N E S S E T H:

          WHEREAS, effective as of May 31, 1970, Richardson adopted the Richardson Electronics, Ltd. and Subsidiaries Employees Profit-Sharing Plan and Trust (the "Agreement"), a profit-sharing plan and trust qualified under Section 401(a) of the Internal revenue Code of 1986 (the "Code") and entitled to tax exemption under Section 501(a) of the Code; and

          WHEREAS, Richardson has reserved the right to amend the Agreement at any time;

          WHEREAS, effective as of June 1, 1984 Richardson amended and restated the Agreement (the "1986 Plan");

          WHEREAS, effective as of June 1, 1987 Richardson further amended and restated the Agreement in order to incorporate a cash or deferred provision (the "1987 Plan");

          WHEREAS, effective as of June 1, 1989 Richardson again amended and restated the Agreement, in part to incorporate changes required by the Tax Reform Act of 1986, other applicable legisla-tion and applicable regulations and rulings thereunder (collective-ly, "TRA"); and

          WHEREAS, as Richardson now desires further to amend the Agreement in order to incorporate into a single document both all amendments to the 1987 Plan which have previously been made and new amendments required in order to comply with the applicable provisions of TRA.

          NOW, THEREFORE, based upon the mutual covenants contained herein and other good and valuable consideration, it is hereby agreed by Richardson and the Trustee that the Agreement shall again be amended and restated as follows, effective as of June 1, 1989 (except as otherwise set forth herein):

                                 ARTICLE I

                            TITLES AND PURPOSE

          1.1  Titles

          The Plan and the Trust as amended and restated herein shall be known, respectively, as the RICHARDSON ELECTRONICS, LTD. EMPLOYEES PROFIT-SHARING PLAN (the "Plan") and the RICHARDSON ELECTRONICS, LTD. EMPLOYEES PROFIT-SHARING TRUST (the "Trust"). The Plan and the Trust shall collectively be known as the RICH-ARDSON ELECTRONICS, LTD. EMPLOYEES PROFIT-SHARING PLAN AND TRUST AGREEMENT (as amended and restated effective June 1, 1989) (hereinafter called the "Agreement").

          1.2  Purpose

          The purpose of the Plan is to establish a retirement fund out of the profits of the Employer which will help to provide for the future security of the Participants.

          1.3  Exclusive Benefit

          The Trust shall be for the exclusive benefit of the Participants and their Beneficiaries. In no event shall the income or principal of the Trust be paid or revert to the Employer or any Related Employer, except as otherwise provided in Section 19.1.

          1.4  Type of Plan

          For purposes of Section 401(a)(27)(B) of the Code, the Plan is intended to qualify as a profit-sharing plan that includes a cash-or-deferred arrangement within the meaning of Code Section
401(k).

                                ARTICLE II

                                DEFINITIONS

          When used herein, the words and terms set forth below shall have the respective meanings indicated, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural, and vice versa, and the masculine gender shall be deemed to include the feminine and neuter genders, unless a different meaning is clearly required by the context.

          2.1 "Account": Collectively, all of the following separate accounts maintained under the Plan for the benefit of a Participant, including all adjustments thereto under Article VII, unless a specific reference is made to one of such separate accounts:

          (a) The separate Employer Contribution Account maintained for each Participant for the purpose of recording his share of the contributions made by the Employer pursuant to Section 4.l(a)(1) and forfeitures;

          (b) The separate Elective Contribution Account maintained for each Participant for the purpose of recording Elective Contributions pursuant to Section
     5.1(a);

          (c) The separate Supplemental Contribution Account maintained for each Participant for the purpose of recording Supplemental Contributions pursuant to Section
     5.1(b);

          (d) The separate Matching Contribution Account maintained under the Plan for the purpose of recording
     Matching Contributions pursuant to Section 4.1(a)(3);

          (e) In the case of a Participant who incurs a Break in Service, the separate Forfeiture Suspense Account maintained for the Employee under Section 8.5;

          (f) In the case of a Participant who is re-employed after incurring a Break in Service, the separate Pre-
     Break  Account, if any, required to be maintained under
     Section 8.9(b);

          (g) In the event that a contribution is made by or on behalf of a Participant pursuant to Section 5.6, the separate Rollover Contribution Account maintained under the Plan for the purpose of recording such contribution; and

          (h) In the event that contributions were made by or on behalf of a Participant pursuant to provisions of
     Section 5.1 of the 1986 Plan, the separate Participant Contribution Account maintained under the Plan for the purpose of recording such contributions.

The term "Account" shall not, unless otherwise specifically provided herein, include the Excess Contribution Account, if any, or the Excess Forfeiture Account, if any, established pursuant to
Section 7.6.

          2.2 "Account Balance": The total amount held for the benefit of a Participant in his Account (or in the specific separate account referred to), as determined on the immediately preceding Valuation Date in accordance with the provisions of
Article VII.

          2.3 "Administrator": The person administering the Plan pursuant to Section 11.3.

          2.4  "Anniversary Date":  The last day of each Plan Year.

          2.5 "Annual Addition:" With respect to a Participant for any Limitation Year, the sum of (a) Employer contributions allocated on behalf of such Participant for such Limitation Year under the Plan and under any other qualified defined contribution plan maintained by the Employer; (b) forfeitures, if any, allocated on behalf of such Participant for such Limitation Year under any such qualified defined contribution plan; (c) such Participant's voluntary non-deductible contributions under any qualified plan of the Employer for such Limitation Year; (d) amounts allocated on behalf of such Participant for such Limitation Year to an individu-al medical account, as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer; and (e) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after said date, which are attributable to post-retirement medical benefits allocated for such Limitation Year to the separate account of such Participant under a welfare fund, as defined in Section 419(e) of the Code, maintained by the Employer, if he is a Key Employee for such year. For purposes of this Section 2.5, "Employer" shall include any Related Employer.

          2.6 "Beneficiary": Any person (natural or otherwise) entitled to receive any benefits which may become payable upon or after a Participant's death.

          2.7 "Benefit Commencement Date": The date on which the payment of a Participant's Vested Account Balance commences, as determined in accordance with the provisions of Section 9.1.

          2.8  "Break in Service":

          (a) Except as otherwise provided under Section 2.8(b), one or more consecutive Computation Periods during each of which an Employee has not completed more than 500 Hours of Service. For eligibility purposes, an Employee shall not incur a Break in Service solely because he fails to complete more than 500 Hours of Service during the Computation Period beginning on his hire date.

          (b) Notwithstanding Section 2.8(a), a Computation Period beginning in 1985 or thereafter shall not be included in a Break in Service if the sum of the Employee's Hours of Service completed during such Computation Period plus the Employee's "Childbirth Leave Hours" (as hereafter defined) attributable to such Computa-tion Period exceeds 500. For purposes of this Section 2.8(b), an Employee's Childbirth Leave Hours shall be the number of Hours of Service (but not in excess of 501 for any one continuous period of absence) which the Employee would have completed but for the fact that the Employee is absent from the employment of the Employer and all Related Employers for a period commencing on or after the first day of the Computation Period beginning in 1985 (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by the, Employee or (4) for purposes of caring for such child for period beginning immediately following such birth or placement; provided, however, that in the case of any Employee with respect to whom it is not possible to determine the number of Hours of Service which such Employee would have completed but for such absence, such Employee shall be credited with 8 Childbirth Leave Hours for each work day of such absence; and provided further, that an hour which is considered an Hour of Service under Section 2.19(b) shall not also be considered a Childbirth Leave Hour. All Childbirth Leave Hours for any period of absence shall be attributed to the Computation Period during which such period of absence begins if the result of such attribution is to prevent such Computation Period from being considered a Break in Service; otherwise, all Childbirth Leave Hours shall be attributed to the immediately following Computation Period. The Administrator shall adopt regulations under which an Employee may be required to furnish reasonable information on a timely basis establishing the number of Childbirth Leave Hours to which such Employee is entitled with respect to any period of absence from employment, and any Employee who fails to furnish such information with respect to any period of absence shall not be credited with any Childbirth Leave Hours for such period of absence.

          (c) Notwithstanding Section 2.8(a), a Computation Period shall not be included in a Break in Service if the Employee would have completed at least 500 Hours of Service but for a period of absence due to layoff (for not more than 6 months), jury duty or Leave of Absence, other than a period of absence described in
Section 2.8(b).

          2.9 "Code": The Internal Revenue Code of 1986, as now in effect or as hereafter amended, and any regulation issued pursuant thereto by the Internal Revenue Service. Whenever any provision of the Code is renumbered or otherwise amended, this Agreement shall, to the extent possible, be construed by reference to the successor to such provision.

          2.10 "Committee": The committee, if any, established pursuant to the provisions of Article XII to assist the Adminis-trator in the administration of the Plan.

          2.11 "Compensation":

          (a) Except as otherwise provided in this Section 2.11, the term "Compensation" shall mean wages, within the meaning of
Section 3401(a) of the Code, and all other payments of compensation paid to a Participant by the Employer (during the course of the Employer's trade or business) during a Plan Year for services rendered by him as an Employee for which the Employer is required to furnish the Employee a written statement under Sections 6041(d) and 6051(a)(3) of the Code, determined without regard to any rules under Section 3401(a) which limit the remuneration included in wages based upon the nature or location of the employment or the services performed [such as the exception for agricultural labor in
Section 3401(a)(2)]. Except as provided in Section 6.1(e), in the case of an individual who was a Participant for a period consisting of less than the entire Plan Year, his Compensation shall be deemed to include only the taxable remuneration paid to him for the period while he was a Participant. The Compensation of each Participant taken into account for any Plan Year shall not exceed $200,000 (subject to cost-of-living adjustments prescribed by the Secretary of the Treasury), except that effective for Plan Years beginning after December 31, 1993 the Compensation of each Participant taken into account for any Plan Year shall not exceed $150,000 (subject to cost-of-living adjustments prescribed by the Secretary of the Treasury). In connection with determining the Compensation of a Participant for purposes of the limitation in the preceding sentence, the family aggregation rules in Section 414(q)(6) of the Code shall apply, except that in applying such rules with respect to a particular 12-month period, the term "family" shall include only the spouse of a Participant and any lineal descendants of such Participant who have not attained the age of 19 before the close of such period.

          (b) Except for purposes of Sections 7.6 and 7.7, notwithstanding the provisions of Section 2.11(a), there shall be included in Compensation any amount contributed by the Employer or a Related Employer pursuant to a salary reduction agreement with the Employee and excluded from his gross income under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code.

          2.12 "Computation Period": For eligibility purposes, the Computation Period is the 12-month period beginning on an Employee's employment date or re-employment date, subject to Sections 2.40 and 3.2(b) and (c). For all other purposes under the Plan, including without limitation vesting, the Computation Period is the Plan Year.

          2.13 "Effective Date": June 1, 1989 (except as otherwise set forth herein).

          2.14 "Employee": Any person employed by and receiving Compensation from the Employer or any Related Employer (or who would be receiving such remuneration except for a Leave of Absence). The term "Employee" shall not include any person who is a "leased employee" within the meaning of Code Section 414(n)(2).

          2.15 "Employer":  Richardson and any successor to it.
The term "Employer" shall also include any corporation or other unincorporated business organization which adopts the Agreement for the exclusive benefit of its Employees pursuant to the provisions of Section 18.1. Anything to the contrary notwithstanding, a mere change in the identity, form or organization of the Employer shall not affect its status under the Plan or the Trust in any manner.

          2.16 "Entry Date": November 30 of each Plan Year and the last day of each Plan Year.

          2.17 "ERISA": The Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended, and any regulation issued pursuant thereto by the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corpora-tion. Whenever any provision of ERISA is renumbered or otherwise amended, this Agreement shall, to the extent possible, be construed by reference to the successor to such provision.

          2.18 "Highly Compensated Employee":

          (a) Except as otherwise provided in this Section 2.18, an Employee shall be considered a Highly Compensated Employee for any Plan Year, if, during such Plan Year or the immediately preceding Plan Year (the "Lookback Year"), he:

          (1) Was at any time described in Section 2.20(a)
     (3);

          (2) Received Compensation in excess of $75,000 [as adjusted by the Secretary of the Treasury pursuant to
     Section 414(q)(1) of the Code];

          (3) Received Compensation in excess of $50,000 [as adjusted pursuant to Section 414(q)(1) of the Code], and was a member of the Top-Paid Group [as defined in Section
     2.18(c)]; or

          (4) At any time was an officer described in Section 2.20(a)(1), taking into account the limitation provided in Section 2.20(b), provided that if no officer is described in Section 2.20(a)(1), the officer who earns the highest Compensation for such Plan Year or Lookback Year shall be treated as described in Section 2.20(a)(1) for purposes of this Section 2.18.

          (b) Notwithstanding the provisions of Section 2.18(a), an Employee shall not be treated as described in Sections 2.18(a)
(2), (3) or (4) for any Plan Year if such Employee was not described in any of such sections in the immediately preceding Plan Year [determined without regard to this Section 2.18(b)], unless such Employee is also a member of the group consisting of the 100 Employees who received the greatest Compensation in such Plan Year with respect to which such determination is being made.

          (c) For any Plan Year, the "Top-Paid Group" shall consist of the group consisting of the top 20% of Employees when ranked on the basis of Compensation paid during such Plan Year.
For purposes of this Section 2.18(c), there shall be excluded (1) Employees who have not completed 6 months of service; (2) Employees who normally work less than 17-1/2 hours per week; (3) Employees who normally work during not more than 6 months during any Plan Year; (4) Employees who have not attained the age of 21; and (5) except as otherwise provided in Treasury Regulations issued under
Section 414(q) of the Code, Employees who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer or a Related Employer.

          (d)  A former Employee shall be treated as Highly
Compensated Employee if he was a Highly Compensated Employee either when his employment was terminated or at any time after attaining age 55.

          (e) A nonresident alien who receives no earned income [within the meaning of Section 911(d)(2) of the Code] which constitutes income from sources within the United States [within the meaning of Section 861(a)(3) of the Code] from the Employer or any Related Employer during any Plan Year shall not be considered an Employee for such Plan Year for any purpose of this Section 2.18.

          (f) For purposes of Sections 4.2 and 5.2, if an Employee is a member of the family (as defined below) of either (1) a shareholder who owns more than 5% of the stock of the Employer or
(2) a Highly Compensated Employee who is a member of the group which consists of the 10 Highly Compensated Employees who were paid the greatest Compensation by the Employer during the Plan Year (including for this purpose any Elective, Matching or Supplemental Contributions made on behalf of such Highly Compensated Employee by the Employer pursuant to Article IV during that calendar year), then such Employee shall not be treated as being a separate Employee for purposes of determining which individuals are the Highly Compensated Employees. Further, any Compensation paid to such Employee and any Elective, Matching or Supplemental Contribu-tions made on behalf of such Employee pursuant to Article IV shall be treated as if it were paid to or on behalf of such 5% owner or Highly Compensated Employee. For purposes of this Section 2.18, the term "family" shall mean an Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

          (g) The purpose of this Section 2.18 is to conform to the definition of "highly compensated employee" set forth in
Section 414(q) of the Code, which is incorporated herein by reference, and to the extent that this Section 2.18 shall be inconsistent with Section 414(q) of the Code, either by excluding Employees who would be classified as "highly compensated employees" thereunder or by including Employees who would not be so classi-fied, the provisions of Section 414(q) of the Code shall govern and control. The Administrator may make any elective adjustment to the definition of Highly Compensated Employee permitted by Section 414(q) of the Code, including specifically the elections referred to the in last sentence of Section 414(q)(8) or in Section 414(q)(12), in accordance with Treasury Regulations issued thereun-der.

          2.19 "Hour of Service":

          (a) Each Employee shall be credited with an Hour of Service for:

          (1) Each hour for which he is directly or indi-rectly paid or entitled to payment by the Employer or any Related Employer for the performance of duties. Service rendered at overtime or other premium rates shall be credited at the rate of one Hour of Service for each hour worked, regardless of the rate of compensation in effect. These hours shall be credited to the Employee for the Computation Period(s) during which the duties are per-formed. An Employee who is not compensated on an hourly basis, or for whom information regarding the number of hours worked is not readily available, shall be credited with the following number of Hours of Service for each payroll period during which he completes at least one Hour of Service:

               (i)  45 Hours of Service for each weekly
          payroll period;

               (ii) 90 Hours of Service for each bi-
          weekly payroll period;

               (iii) 95 Hours of Service for each semi-monthly payroll period; or

               (iv) 190 Hours of Service for each
          monthly payroll period.

     Hours of Service credited to a payroll period which includes an Anniversary Date shall be credited entirely to the Plan Year commencing on the date following such Anniversary Date. An Employee who is not compensated on the basis of a regular payroll period shall be credited with 10 Hours of Service for each day on which he completes at least one Hour of Service.

          (2) Each hour (up to a maximum of 501 hours in any one continuous period) for which he is directly or indirectly paid or entitled to payment by the Employer or any Related Employer on account of a period during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. In the case of payments which are computed on the basis of specific periods of time during which no duties are performed, the Employee shall receive credit for Hours of Service as if he had actually worked during such periods of time, computed and credited as provided in Section 2.19(a)(1). In the case of all other payments, the Employee's Hours of Service shall be computed and credited in the manner prescribed in 29 C.F.R Sections 2530.200b-2(b) and (c), which are hereby incorporated herein by reference.

          (3) Each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or any Related Employer. These hours shall be credited to the Employee for the computation period (or periods) to which the award, agreement or payment pertains rather than the computation period (or periods) during which the award, agreement or payment was made.

          (b) Notwithstanding the foregoing, no credit shall be granted for any period with respect to which an Employee receives payment or is entitled to payment under a plan maintained solely for the purpose of complying with applicable worker's compensation or disability insurance laws; or for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

          (c) Service by an individual on behalf of any of the following entities before he became an Employee shall be considered service on behalf of the Employer for purposes of this Section 2.19, to-wit: Amperex Division of North American Phillips Corp.; B-Scan, Inc.; Calvert Electronics, Inc.; Calvert Holding Co., Inc.; Calvert Semi-Conductor, Inc.; Ceco Communications, Inc.; Cetron Electronic Corporation; and National Electronics Division of Varian Associates, Inc.

          2.20 "Key Employee":

          (a) Except as otherwise provided in this Section 2.20, an Employee shall be considered a Key Employee for any Plan Year if, at any time during the Key Employee Test Period [as defined in
Section 2.20(f)], he is or was:

          (1) An officer of the Employer or any Related Employer whose Compensation [as modified for all purposes of this Section 2.20 in accordance with Section 2.20(g)] exceeds 50% of the annual dollar limitation set forth in
     Section 415(b)(1)(A) of the Code;

          (2) A shareholder of the Employer who owns at least .5% of the stock of the Employer or any Related Employer and whose Compensation exceeds the annual defined contribution dollar limitation set forth in Section 415(c)(l)(A) of the Code, unless at least 10 other Employees whose Compensation exceeds the annual defined contribution dollar limitation set forth in Section 415(c)(l)(A) of the Code own or owned during any Plan Year in the Key Employee Test Period a percentage share of the stock of the Employer which is greater than such shareholder's percentage share;

          (3) A shareholder who owns more than 5% of the stock of the Employer; or

          (4) A shareholder who owns more than 1% of the stock of the Employer and whose Compensation for any Plan
     Year in which he owns such percentage exceeds $150,000.

          (b) The number of Employees classified as Key Employees solely because they are described in Section 2.20(a)(1) shall not exceed the greater of (1) 3 or (2) 10% of the largest number of Employees during any of the Plan Years in the Key Employee Test Period; provided, however, that in no event shall such number exceed 50. If more than such number of Employees would otherwise be classified as Key Employees by reason of being described in
Section 2.20(a)(1), the Employees classified as Key Employees by reason of being described in Section 2.20(a)(1) shall be those described in Section 2.20(a)(1) who had the highest Compensation during any of the Plan Years in the Key Employee Test Period during which they were described in Section 2.20(a)(1).

          (c) For purposes of Section 2.20(a)(2), in the event that 2 or more Employees own the same percentage share of the Employer, the Employee who had the highest Compensation of such Employees for the Plan Year during the Key Employee Test Period in which his Compensation was the highest and in which he owned such interest in the Employer for part of the Plan Year shall be treated as owning the largest percentage share of the stock of the Employer. If an Employee's percentage interest in the stock of the Employer changes during a Plan Year, his interest for such Plan Year shall be the highest percentage he held at any time during such Plan Year.

          (d) For purposes of this Section 2.20, an Employee shall be considered to own any stock of the Employer or Related Employer which would be attributed to him under Section 318 of the Code [as modified by substituting "5%" for "50%" in Section 318(a)(2) of the Code]. In the case of an Employer or Related Employer which has issued more than one class of stock, the applicable test shall be satisfied if the Employee's stock ownership meets the test on the basis of either the value or the voting power of the stock. In the case of an Employer or Related Employer which is not a corporation, such tests shall be applied in accordance with regulations promulgated under Section 416(i)(l)(B)(iii)(II) of the Code.

          (e) Any Employee who meets any of the 4 tests set forth in Section 2.20(a) as of any Top-Heavy Determination Date shall continue to be a Key Employee for the remainder of the Key Employee Test Period, commencing with the Plan Year which includes such Top-Heavy Determination Date, whether or not he remains an Employee, and, if such Employee dies during such Key Employee Test Period his Beneficiaries shall be classified as Key Employees for the balance of such Key Employee Test Period, unless such Employee is a Key Employee solely by reason of Section 2.20(a)(1) and is subsequently excluded from the group of officers having the highest Compensation by reason of the limitation set forth in Section 2.20(b) in subsequent Plan Years or solely by reason of Section 2.20(a)(2) and is subsequently excluded from the group of the 10 Employees owning the largest percentage shares of the stock of the Employer in subsequent Plan Years.

          (f) The term "Key Employee Test Period" for any Plan Year shall mean the period consisting of 5 Plan Years (or, if fewer, the total number of Plan Years during which the Plan and all other employee plans qualified under Section 401(a) of the Code maintained by the Employer or any Related Employer have been in effect) ending with the Plan Year which includes the Top-Heavy Determination Date for such Plan Year.

          (g) The purpose of this Section 2.20 is to conform to the definition of "key employee" set forth in Section 416(i)(1) of the Code, which is incorporated herein by reference, and to the extent that this Section 2.20 shall be inconsistent with Section 416(i)(1) of the Code, either by excluding Employees who would be classified as "key employees" thereunder or by including Employees who would not be so classified, the provisions of Section 416(i)
(1) of the Code shall govern and control.

          2.21 "Leave of Absence": Authorized leave of absence, sick or disability leave, service in the Armed Forces of the United States (provided that the absence is caused by war or other emergency or provided that the Employee is required to serve under the laws of conscription in time of peace) or any absence with the advance approval of the Employer or any Related Employer; provided, however, that a period shall not be considered a Leave of Absence unless the Employee retires or returns to work for the Employer or any Related Employer within the time specified in his Leave of Absence (or, in the case of a military absence, within the period provided by law). In granting such leaves, the Employer and any Related Employer shall treat all Employees under similar circum-stances alike under rules uniformly and consistently applied.

          2.22 "Limitation Year": The period coinciding with the Plan Year, except that effective with the Plan Year beginning May 30, 1987, "Limitation Year" shall mean the period beginning on the second day of the Plan Year and ending on the first day of the following Plan Year, thus creating the following Limitation Years:
May 31, 1987 through May 28, 1988; May 29, 1988 through May 27, 1989; May 28, 1989 through May 26, 1990; May 27, 1990 through June 1, 1991; and June 2, 1991 through May 30, 1992. The limitations of Code Section 415 shall be separately applied to the "limitation periods" consisting of (a) May 30, 1987 and (b) May 31, 1992 to May 28, 1993, and for this purpose the dollar limitation in Section 7.6(a)(1) shall be determined by multiplying the applicable dollar limitation for the calendar year in which such "limitation period" ends by a fraction whose numerator is the number of months (including any fractional parts of a month) in such "limitation period" and the denominator of which is 12. Effective with the Plan Year beginning May 29, 1993, "Limitation Year" shall mean the period coinciding with the Plan Year.

          2.23 "Non-Key Employee":  Any Employee who for any Plan
Year is not a Key Employee.

          2.24 "Normal Retirement Date": The date a Participant attains age 65.

          2.25 "Participant": Any Employee who participates in the Plan as provided in Article III.

          2.26 "Permanent Disability": The inability of a Partici-pant to perform a substantial portion of his duties by reason of any medically-determinable physical or mental impairment which can be expected to be of long-continued and indefinite duration. Permanent Disability shall be determined solely by the Administra-tor, either at the request of the Employee or a member of his family or at the Administrator's initiative, upon medical evidence from a physician selected by the Administrator. A determination of Permanent Disability pursuant to the provisions of the Plan shall not be construed to be an admission of disability by the Employer in regard to any other claim of disability brought by the Partici-pant against the Employer. A Participant who is receiving disability benefits under the Social Security Act shall be presumed to be Permanently Disabled.

          2.27 "Plan": The Richardson Electronics, Ltd. Profit-Sharing Plan, as amended and restated herein. The term "1986 Plan" refers to the amendment and restatement of the Richardson Electron-ics, Ltd. Profit-Sharing Plan on February 14, 1986. The term "1987 Plan" refers to the amendment and restatement of the Richardson Electronics, Ltd. Profit-Sharing Plan on July 1, 1987.

          2.28 "Plan Year": The fiscal year adopted by the Employer for Federal income tax purposes.

          2.29 "Qualified Domestic Relations Order":

          (a) Except as provided in Section 2.29(b), any order (including a judgment, a decree or an approval of a property settlement agreement entered by any court) which the Administrator determines (1) is made pursuant to any state domestic relations law (including a community property law), (2) relates to the provision of child support, alimony payments or marital property rights of a spouse, former spouse, child or other dependent of a Participant (an "Alternate Payee") and (3) clearly specifies (i) the name and last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order,
(ii) the amount or percentage of the Participant's benefits to be paid by the Plan to each Alternate Payee, or the manner in which such amount or percentage is to be determined, (iii) the number of payments or period to which such order applies and (iv) the employee benefit plan to which such order applies.

          (b) An order shall in no event be considered a Qualified Domestic Relations Order if the Administrator determines that such order (1) requires the Plan to provide benefits to Alternate Payees, the actuarial present value of which in the aggregate is greater than the benefits which would otherwise have been provided to the Participant, (2) requires the Plan to pay benefits to an Alternate Payee, which benefits are required to be paid to a different Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order or (3) requires the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, except that a Qualified Domestic Relations Order may require the Trustee to distribute a portion of the Participant's Vested Account Balance prior to the time the Participant has incurred a Termination of Employment but after the Participant has attained the age of 50.

          2.30 "Related Employer": Any trade or business (whether or not incorporated) that is, along with the Employer, a member of a controlled group of related entities [as defined in Sections 414(b) and (c) of the Code, as modified for purposes of Sections
7.6 and 7.7 by Section 415(h) of the Code] a member of an affiliat-ed service group [as defined in Section 414(m) of the Code] or a member of a group the members of which are required to be aggregat-ed pursuant to Section 414(o) of the Code. Anything to the contrary notwithstanding, a mere change in the identity, form or organization of a Related Employer shall not affect its status under the Plan or the Trust in any manner and, if the name of a Related Employer is hereafter changed, all references herein to such Related Employer shall be deemed to refer to such Related Employer as it is then known.

          2.31 "Richardson": Richardson Electronics, Ltd., a
Delaware corporation.

          2.32 "Spouse": The person who is married to the Partic-ipant at the time relevant to such determination except to the extent that a Qualified Domestic Relations Order provides that a former spouse is to be treated as the Participant's Spouse; provided, however, that, solely for purposes of Section 9.3(c), the person to whom a Participant is married at the time of his death shall be considered his Spouse only if they had been married at least one year prior to his death.

          2.33 "Termination of Employment": An Employee shall be deemed to have incurred a Termination of Employment as a result of:

          (a) A retirement, a resignation or a dismissal for any reason;

          (b) A failure to return to work promptly upon the request of the Employer or Related Employer at the end of a layoff; or

          (c) A failure to retire or return to work at the end of a Leave of Absence.

A transfer of employment between the Employer and any Related Employer, or between Related Employers, or a transfer from a job category eligible to participate in the Plan to one not so eligible or vice versa, shall not be considered to be a Termination of Employment.

          2.34 "Top-Heavy Determination Date": For any Plan Year, the Anniversary Date of the immediately preceding Plan Year.
          2.35 "Top-Heavy Year":

          (a) Except as otherwise provided in Section 2.35(b) below, a Top-Heavy Year shall be any Plan Year if, as of the Top-Heavy Determination Date for such Plan Year, the aggregate Account Balances of all Key Employees under the Plan exceed 60% of the aggregate Account Balances of all Participants under the Plan.

          (b) Notwithstanding Section 2.35(a), if during any Plan Year (1) at least one Participant is a Key Employee, (2) as of the Top-Heavy Determination Date for such Plan Year the Employer or any Related Employer has adopted any other employee plan qualified under Section 401(a) of the Code and (3) either (i) a Key Employee participates in such other plan or (ii) the Plan or such other plan has satisfied the requirements of Section 401(a)(4) or Section 410 of the Code only by treating the Plan and such other plan as a single plan, then such Plan Year shall be considered a Top-Heavy Year if and only if the Account Balances of all Key Employees under the Plan and the aggregate balances in the accounts of all Key Employees under all such other plans exceed 60% of the aggregate balances in the accounts of all Participants under the Plan and all such other plans.

          (c) Notwithstanding Sections 2.35(a) and (b), if as of any Top-Heavy Determination Date the Employer or any Related Employer has adopted any other employee plan qualified under
Section 401(a) of the Code which is not a plan described in Section 2.35(b), but which plan may be considered as a single plan with the Plan and all plans described in Section 2.35(b) without causing any of such plans to violate the requirements of either Section 401(a)(4) or Section 410 of the Code, the Plan Year shall not be considered a Top-Heavy Year if the Account Balances of all Key Employees under the Plan and the aggregate balances in the accounts of all Key Employees under all plans described in Section 2.32(b) and all plans described in this Section 2.35(c) do not exceed 60% of the aggregate balances in the accounts of all Participants under all such plans.

          (d) If any of the plans described in either Sections 2.35(b) or (c) are defined benefit plans, then the tests set forth in said sections shall be applied by using the present value of all benefits accrued under such plans (as determined by the Administra-tor, using actuarial assumptions which are uniform for all such plans and are reasonable in the aggregate) in lieu of the account balances in such plans. The accrued benefits of the Non-Key Employees under such plans shall be determined in accordance with
Section 416(g)(4)(F) of the Code. If any of such plans have a "determination date" [as defined in Section 416(g)(4)(C) of the Code] for purposes of determining top-heavy status which is different from the Top-Heavy Determination Date, the account balances (or the present value of the accrued benefits, in the case of a defined benefit plan) in such plan shall be determined as of the determination date for such plan which occurs in the same Plan Year as the Top-Heavy Determination Date.

          (e) For purposes of this Section 2.35, account balances shall include (1) all contributions which the Employer or any Related Employer has paid or is legally obligated to pay to any employee plan as of the Top-Heavy Determination Date (including contributions made thereafter if they are allocated as of the Top-Heavy Determination Date) and all forfeitures allocated as of the Top-Heavy Determination Date and (2) all distributions made to a Participant or his Beneficiary during the Key Employee Test Period (or, in the case of a defined benefit plan, the actuarial present value as of the Top-Heavy Determination Date of such distribu-tions). If any plan that was terminated within the Key Employee Test Period would, if it had not been terminated, be a plan described in Section 2.35(b), distributions made under such plan shall also be taken into account. For purposes of this Section 2.32, account balances shall also include amounts which are attributable to contributions made by the Participants (other than deductible voluntary contributions under Section 219 of the Code) but shall not include any rollover [as defined in Section 402(a)
(5) of the Code] or a direct transfer from the trust of any employee plan qualified under Section 401(a) of the Code if such plan is not maintained by the Employer or any Related Employer and such rollover or transfer is made at the request of the Participant after December 31, 1983.

          (f) Anything to the contrary notwithstanding, if an Employee has not performed any services for the Employer or any Related Employer at any time during the Key Employee Test Period, his account balance (in the case of a defined contribution plan) or his accrued benefit (in the case of a defined benefit plan) shall not be taken into consideration in the determination of whether the Plan Year is a Top-Heavy Year.

          (g) The purpose of this Section 2.35 is to conform to the definition of "top-heavy plan" set forth in Section 416(g) of the Code, which is incorporated herein by reference, and to the extent that this Section 2.35 shall be inconsistent with Section 416(g) of the Code, either by causing any Plan Year during which the Plan would be classified as a "top-heavy plan" not to be a Top-Heavy Year or by causing any Plan Year during which it would not be classified as a "top-heavy plan" to be a Top-Heavy Year, the provisions of Section 416(g) of the Code shall govern and control.

          2.36 "Trust": The trust forming a part of the Plan and known as the Richardson Electronics, Ltd. Employees Profit-Sharing Trust.

          2.37 "Trustee": Collectively, the person or persons (including any corporation) who shall from time to time be acting as Trustee hereunder, and their duly appointed successors. As of the Effective Date, the Trustees hereunder are Scott Hodes and William G. Seils.

          2.38 "Valuation Date": The Anniversary Date and each other date during the Plan Year specified by the Administrator (in a manner which does not discriminate in favor of Highly Compensated Employees) as to which Accounts are adjusted pursuant to Article VII.

          2.39 "Vested Account Balance": At any date, the portion of a Participant's Account Balance which would be nonforfeitable if he incurred a Termination of Employment on such date, as determined under Article VIII.

          2.40 "Year of Service":

          (a) Any Computation Period during which an Employee has completed at least 1,000 Hours of Service.

          (b) For purposes of Article III, as soon as an Employee completes at least 1,000 Hours of Service during the initial Computation Period specified in Section 2.12, he shall be credited with a Year of Service even if fewer than 12 consecutive calendar months have passed. If such Employee fails to complete at least 1,000 Hours of Service during the initial 12-month Computation Period specified in Section 2.12, the second 12-month Computation Period shall consist of the Plan Year which includes the first anniversary of his employment or re-employment commencement date, and the succeeding 12-month Computation Periods shall also be based on the Plan Year.


                                ARTICLE III

                               PARTICIPATION

          3.1  Eligibility To Participate

          (a) Each Employee shall be eligible to participate in the Plan, provided that he (1) has completed one Year of Service,
(2) is not a member of a collective bargaining unit in which retirement benefits were the subject of good faith bargaining between the Employer or any Related Employer and one or more employee representatives, (3) is not a non-resident alien described in Code Section 410(b)(3)(C) and (4) is not a United States citizen employed by the Employer in a nation other than the United States ("Foreign Country") who would be subject to tax under the laws of such Foreign Country upon receiving an allocation to his Account pursuant to Section 6.1.

          (b) Except as provided in Section 3.3, each Employee who participated in the Plan in accordance with its terms prior to the Effective Date shall continue as a Participant. Each other Employee who satisfies the eligibility requirements of Section 3.1(a) shall become a Participant on the later of the Effective Date or the Entry Date coincident with or immediately following the date on which he satisfies such eligibility requirements, provided that he is still employed by the Employer on such date.

          (c) An Employee who has not yet completed one Year of Service but who is otherwise eligible to participate in the Plan may make an Elective Contribution [as defined in Section 5.1(a)] beginning as of the first June 1, September 1, December 1 or March 1 following his hire date. An Employee who has not yet completed one Year of Service but who is otherwise eligible to participate in the Plan may also contribute or have contributed to the Plan an amount described in Section 5.6. An Employee making any contribu-tion described in the preceding two sentences, or who has a contribution described in the preceding sentence made in his behalf, shall thereupon be considered a Participant for all purposes of the Plan, except that he shall not have the right to receive Employer Profit-Sharing Contributions described in Section 4.1(a)(1) or Employer Matching Contributions described in Section 4.1(a)(3), nor shall he have the right to share in forfeiture allocations pursuant to Section 7.4, prior to the Entry Date specified in Section 3.1(b).

          3.2  Duration of Participation; Re-employment

          (a) Subject to the provisions of Sections 3.2(b) and (c) below, an Employee shall cease to be a Participant for purposes of
Section 5.1 upon ceasing to be employed by the Employer, but shall remain a Participant for all other purposes hereunder until such time as his Vested Account Balance is paid to him in full in accordance with Article IX, at which time his participation in the Plan shall cease.

          (b) Each Participant who incurs a Termination of Employment and is re-employed after incurring a Break in Service shall again become a Participant as of his re-employment date for all purposes under the Plan except Sections 4.1(a)(1), 4.1(a)(3) and 7.4, and shall again become a Participant for purposes of Sections 4.1(a)(1), 4.1(a)(3) and 7.4 on the Entry Date coincident with or immediately following the date on which he completes one Year of Service following such re-employment; provided, however, that if either (1) such Participant had a vested right to any portion of his Account Balance (other than such balance as is attributable to his Rollover Account and Participant Contribution Account) when he incurred his Termination of Employment, (2) the number of Computation Periods in such Break in Service is fewer than the number of Years of Service completed by the Participant prior to such Break in Service or (3) the number of Computation Periods such Break in Service is fewer than 5, then his participa-tion for all purposes under the Plan shall be retroactive to his date of re-employment.

          (c) Each Employee or each Participant who incurs a Termination of Employment and is re-employed prior to incurring a Break in Service shall be treated, for purposes of eligibility to participate in the Plan, as though he never incurred a Termination of Employment.

          (d) An Employee's participation in the Plan shall not be affected by the fact that he continues to be employed after his Normal Retirement Date.

                                ARTICLE IV

                         CONTRIBUTIONS BY EMPLOYER

          4.1  Amount

          (a) The Administrator shall determine the aggregate amount to be contributed by all of the Employers for each Plan Year. Each Employer hereby agrees to contribute its portion of such amount. Subject to Section 4.1(b) and Section 4.2, each Employer shall contribute to the Trust each Plan Year with respect to each Participant eligible to share in such Employer's contribu-tion for such Plan Year pursuant to Section 6.1 an amount equal to:

          (1) Such Employer's share, as defined below, of an amount which has been determined by the Board of Direc-tors of Richardson, in its sole discretion (the "Profit-Sharing Contribution"). For purposes of this Section 4.1(a)(1), the term "Employer's share" shall mean the product obtained by multiplying (i) the Profit-Sharing Contribution for such Plan Year times (ii) a fraction, the numerator of which is the total Compensation paid or accrued by such Employer to all Participants for the immediately preceding Plan Year and the denominator of which is the total Compensation paid or accrued by all of the Employers to all of the Participants for such Plan Year; plus

          (2) The Elective Contribution [as that term is defined in Section 5.1(a) hereof], if any; plus

          (3) Subject to Section 4.2 below, with respect to each Participant who elects to have an Elective Contri-bution made on his behalf, an amount equal to 50% of such Elective Contribution (the "Matching Contribution"); provided, however, the amount of the Matching Contribu-tion shall in no event exceed the lesser of (i) 1.5% of said Participant's Compensation or (ii) the amount of such Matching Contribution after adjustment pursuant to
     Section 4.2; plus

          (4) The Supplemental Contribution [as that term is defined in Section 5.1(b) hereof], if any; plus

          (5)  Any amount required by Section 6.2.

          (b)  Effective with respect to Employer Profit-Sharing
Contributions made after December 31, 1992, as to Plan Years ending on or after May 29, 1993, Section 4.1(a)(1) shall read as follows:

          "(1) Such Employer's share, as defined below, of an amount which has been determined by the Board of Direc-tors of Richardson, in its sole discretion (the 'Profit-Sharing Contribution'). For purposes of this Section 4.1(a)(1), the term 'Employer's share' shall mean the product obtained by multiplying (i) the Profit-Sharing Contribution for such Plan Year times (ii) a fraction, the numerator of which is the total Compensation paid or accrued by such Employer to all Participants for such Plan Year and the denominator of which is the total Compensation paid or accrued by all of the Employers to all of the Participants for such Plan Year; plus"

          (c) If any Employer is unable to make its full contri-bution for any Plan Year, the remaining Employers may (but, except to the extent required by Section 6.2 hereof, shall not be obligated to) make all or a portion of such Employer's contribu-tions on its behalf, subject to Section 4.1(d).

          (d) The amount which an Employer shall otherwise pay pursuant to Sections 4.1(a)(3) and (4) shall be reduced by the balance in the Excess Contribution Account under Section 7.6(d) and by the balance in the Excess Forfeiture Account pursuant to Section 7.6(e). The contribution for any Plan Year shall not exceed the maximum amount deductible by the Employer for such Plan Year under the provisions of Section 404 of the Code. The Employer's contribution shall be in the form of cash or property (except real property of the Employer) at its fair market value, or a combina-tion thereof.

          (e) All contributions made by the Employer under this Plan are expressly conditioned upon such contributions being deductible by the Employer under Section 404 of the Code, and any amount which is subsequently determined to be nondeductible, or which is otherwise based upon a good faith mistake of fact, shall be returned to the Employer in accordance with Section 19.1(b).

          4.2  Limitation on Matching Contributions

          (a) In any Plan Year the Average Contribution Percentage (as hereinafter defined) for Participants who are Highly Compensat-ed Employees shall not exceed the greater of (1) the Average Contribution Percentage for Participants who are not Highly Compensated Employees multiplied by 1.25 or (2) the lesser of (i) 200% of the Average Contribution Percentage for Participants who are not Highly Compensated Employees or (ii) the Average Contribu-tion Percentage for Participants who are not Highly Compensated Employees plus 2 percentage points. The "Average Contribution Percentage" of a group of participants shall be a fraction (expressed as a percentage and calculated to the nearest 1/100 of 1%) the numerator of which is an amount equal to the sum of the Contribution Percentages (as hereinafter defined) of all of the members of that group of Participants and the denominator of which is the number of Participants in such group. The term "Contribu-tion Percentage" shall mean, with respect to a Participant, the fraction (expressed as a percentage and calculated to the nearest 1/100 of 1%) the numerator of which is an amount equal to the Matching Contributions made on behalf of the Participant for the Plan Year pursuant to Section 4.1(a)(3) and the denominator of which is an amount equal to the Participant's Compensation for such Plan Year. The attribution rules of Code Section 414(g) shall be applied to determine the Contribution Percentage of any Participant who is a Highly Compensated Employee.

          (b) If at the end of any Plan Year, the Matching Contributions made to the Plan pursuant to Section 4.1(a)(3) for the Highly Compensated Employees, as a group, exceed the limita-tions imposed by Section 4.2(a), then pursuant to the procedure set forth below, the Contribution Percentages of certain Highly Compensated Employees shall be reduced to the extent necessary in order for the Plan to comply with one of the 2 tests set forth in
Section 4.2(a). The Contribution Percentage of that Highly Compensated Employee who has the highest Contribution Percentage of all of the Highly Compensated Employees shall be reduced to a percentage which is equal to the Contribution Percentage of that Highly Compensated Employee having the second highest such Contribution Percentage. The procedure shall be continued until the Matching Contributions made to the Plan for the Highly Compensated Employees pursuant to Section 4.1(a)(3) no longer exceed the limitations of Section 4.2(a). The reduction of the Contribution Percentage of a Participant who is a Highly Compen-sated Employee and whose Contribution Percentage is determined under the family aggregation rules of Code Section 414(q)(6) shall be accomplished in accordance with the regulations promulgated under Code Section 401(m).

          (c) No later than the close of the Plan Year following the Plan Year for which an Average Contribution Percentage is calculated, the Employer shall distribute to each Highly Compen-sated Employee who has had his Contribution Percentage reduced pursuant to Section 4.2(b) an amount equal to the amount of such reduction plus the income or loss allocable thereto. Income or loss shall be allocated in accordance with Treasury Regulation Sec-tion 1.401(m)-1(e)(3)(ii), excluding, for Plan Years beginning after December 31, 1992, income or loss for the period between the end of such Plan Year and the date of distribution. If there is a loss allocable to the amount distributable pursuant to the first sentence of this Section 4.2(c), the distribution shall in no event be less than the lesser of the Participant's Matching Contribution Account or the amount contributed by the Employer on behalf of the Participant pursuant to Section 4.1(a)(3) for the Plan Year.

          (d) If in any Plan Year the Plan is subject to the Multiple Use of the Alternative Limitation (as that term is defined below) then, notwithstanding any other provision of either this
Section 4.2 or Section 5.2, the test set forth in Section 4.2(a)(2) shall not be used to determine whether limitations placed by the
Section 4.2(a) have been exceeded with respect to Matching Contributions if the test in Section 5.2(a)(2) has been used to determine whether the limitations placed by Section 5.2(a) have been exceeded with respect to Elective Contributions for such Plan Year. The Administrator shall decide, in its sole and absolute discretion, whether to apply the test set forth in Section 4.2(a)(2) to satisfy the requirements of this Section 4.2, or to use the test set forth in Section 5.2(a)(2) to satisfy the requirements of Section 5.2 for such Plan Year. The Plan shall be subject to a "Multiple Use of the Alternative Limitation" in any Plan Year in which all of the following conditions are present:

          (1) At least one Highly Compensated Employee is eligible both to have Elective Contributions made to the Plan on his behalf pursuant to Section 5.1 and to have Matching Contributions allocated to his Matching Contri-butions Account for such Plan Year;

          (2) The sum of the Average Deferral Percentage [as defined in Section 5.2(b)] of the Participants who are Highly Compensated Employees as a group, plus the Average Contribution Percentage of the Participants who are Highly Compensated Employees, as a group, for such Plan Year exceeds the Aggregate Limit, as defined in Section 4.2(e);

          (3) The Average Deferral Percentage of the Par-ticipants who are Highly Compensated Employees, as a group, exceeds the product obtained by multiplying the Average Deferral Percentage of all Participants who are not Highly Compensated Employees, as a group, by 125%; and

          (4) The Average Contribution Percentage of the Participants who are Highly Compensated Employees, as a group, exceeds the product obtained by multiplying the Average Contribution Percentage of Participants who are not Highly Compensated Employees, as a group, by 125%.

          (e) The term "Aggregate Limit" shall mean an amount equal to the greater of:

          (1) The sum of (i) the product obtained by multi-plying 1.25 times the Relevant Average Deferral Per-centage (as that term is defined below) or the Relevant Average Contribution Percentage (as that term is defined below), and (ii) 2 percentage points plus the lesser of the relevant Average Deferral Percentage or the Relevant Average Contribution Percentage. In no event, however, shall this amount exceed twice the lesser of the Relevant Average Deferral Percentage or the Relevant Average Contribution Percentage; or

          (2) The sum of (i) 1.25 times the lesser of the Relevant Average Deferral Percentage or the Relevant Average Contribution Percentage, and (ii) 2 percentage points plus the greater of the Relevant Average Deferral Percentage or the Relevant Average Contribution Percent-age. In no event, however, shall this amount exceed twice the greater of the Relevant Average Deferral Percentage or the Relevant Average Contribution Percent-age.

For purposes of this Section 4.2(e), the term "Relevant Average Deferral Percentage" shall mean the Average Deferral Percentage of the group of Participants who are not Highly Compensated Employees, and the term "Relevant Average Contribution Percentage" shall mean the Average Contribution Percentage of the group of Participants who are not Highly Compensated Employees.

          4.3  Time for Payment

          (a) All contributions by the Employer, other than Elective Contributions made pursuant to Section 4.1(a)(2), shall be delivered to the Trustee not later than the date fixed by law for the filing of the Employer's Federal income tax return for the Plan Year which includes the Anniversary Date as of which such contribu-tion is to be allocated (including any extensions of time granted by the Internal Revenue Service for the filing of such return).

          (b) All Elective Contributions made pursuant to Section 4.1(a)(2) shall be collected by the Employer and remitted to the Trustee on a regular basis, but not less frequently than monthly, and until so remitted shall constitute a trust fund in the hands of the Employer.

          4.4  Binding Determination by Administrator

          The determination of the Administrator as to the amount to be contributed by an Employer hereunder shall in all respects be final, binding and conclusive upon all persons or parties claiming any rights either under the Plan or the Trust.


                                 ARTICLE V

             ELECTIVE, SUPPLEMENTAL AND ROLLOVER CONTRIBUTIONS

          5.1  Manner and Amount of Elective Contributions

          (a) Each Participant may elect to defer under the Plan Compensation which would otherwise be payable to him during the calendar year and to have his Employer make contributions to the Trust on his behalf by entering into an Elective Contribution Agreement at the time and in the manner described below at Section
5.4. The amount which a Participant may elect to have the Employer contribute to the Plan on his behalf (the "Elective Contribution") shall, however, be expressed as a percentage of his Compensation (in multiples of one percentage point each) and shall not exceed an amount equal to the lesser of:

          (1) 15% of his Compensation for such calendar year;
     or

          (2) $7,000, as adjusted to take into account any cost-of-living increase provided for under Code Section
     402(g) as may then be in effect;

provided, however, that such contribution shall also be subject to the limitations set forth at Section 5.2 hereof. In the event that any Participant has a fiscal year other than a calendar year, this
Section 5.1(a) shall be applied by substituting the phase "taxable year" for "calendar year."

          (b) In addition, the Employer shall have the right to contribute an amount for a Plan Year to be allocated among all Participants who are not Highly Compensated Employees in proportion to their Compensation for such Plan Year, which will cause the requirements of Sections 4.2(a) or 5.2(b) to be satisfied ("Supple-mental Contribution").

          (c) All elections pursuant to this Section 5.1 shall be irrevocable after such amounts have been contributed to the Trust.

          (d) Any amounts with respect to which the Participant has made an election pursuant to Section 5.1(a) shall be deducted from the wages or other Compensation payable to the Participant in any manner which is acceptable to the Administrator, including payroll deductions authorized by the Participant.

          5.2  Limitation on Elective Contributions

          (a)  Subject to the additional limitations set forth in
Section 4.2(e), in any Plan Year the Average Deferral Percentage (as hereinafter defined) for Participants who are Highly Compen-sated Employees shall not exceed the greater of (1) the Average Deferral Percentage for Participants who are not Highly Compensated Employees multiplied by 1.25 or (2) the lesser of (i) 200% of the Average Deferral Percentage for Participants who are not Highly Compensated Employees or (ii) the Average Deferral Percentage for Participants who are not Highly Compensated Employees plus 2 percentage points. The "Average Deferral Percentage" of a group of Participants shall be a fraction (expressed as a percentage calculated to the nearest 1/100 of 1%), the numerator of which is an amount equal to the sum of the Deferral Percentages (as hereinafter defined) of all of the members of that group of Participants and the denominator of which is the number of Participants in such group. The term "Deferral Percentage" shall mean, with respect to a Participant, the fraction (expressed as a percentage and calculated to the nearest 1/100 of 1%) of the numerator of which is an amount equal to the Elective Contributions made on behalf of a Participant for the Plan Year pursuant to Sections 5.1(a) and (b) and the denominator of which is an amount equal to the Participant's Compensation for such Plan Year.

          (b) If at the end of any Plan Year the Elective Contributions made to the Plan pursuant to Section 5.1 on behalf of the Highly Compensated Employees, as a group, exceed the limita-tions imposed by Section 5.2(a), then, pursuant to the procedure set forth below, the Deferral Percentages of certain Highly Compensated Employees shall be reduced to the extent necessary in order for the Plan to comply with one of the 2 tests set forth in
Section 5.2(a). The Deferral Percentage of that Highly Compensated Employee who has the highest Deferral Percentage of all the Highly Compensated Employees shall be reduced to a percentage which is equal to the Deferral Percentage of that Highly Compensated Employee having the second highest such Deferral Percentage. The procedure shall be continued until the Elective Contributions made to the Plan by the Highly Compensated Employees pursuant to Section
5.1 no longer exceed the limitations of Section 5.2(a). The reduction of the Deferral Percentage of a Participant who is a Highly Compensated Employee and whose Deferral Percentage is determined under the family aggregation rules of Code Section 414(q)(6) shall be accomplished in accordance with the regulations promulgated under Code Section 401(k).

          (c) No later than the close of the Plan Year following the Plan Year for which an Average Deferral Percentage is calcu-lated, the Employer shall distribute to each Highly Compensated Employee who has had his Deferral Percentage reduced pursuant to
Section 5.2(c) an amount equal to the amount of such reduction plus the income or loss allocable thereto. Income or loss shall be allocated in accordance with Treasury Regulation Section 1.401(k)- 1(f)(4)(ii), excluding, for Plan Years beginning after December 31, 1992, income or loss for the period between the end of such Plan Year and the date of distribution. If there is a loss allocable to the amount distributable pursuant to the first sentence of this
Section 5.2(c), the distribution shall in no event be less than the lesser of the Participant's Elective Contribution Account or the amount contributed by the Participant pursuant to Section 5.1(a) for such Plan Year.

          5.3  Excess Elective Contributions

          (a) No later than the first April 15 following the close of a Participant's taxable year, he may notify the Administrator of the amount by which the limitation in Section 5.1(a)(2) was exceeded for such taxable year. A Participant shall be deemed to have notified the Plan of such amount to the extent his Elective Contributions under this Plan, and any comparable contributions by
him under other plans of the Employer, exceed such limitation.   In
the event such limitation is exceeded with respect to a Partici-pant, the Administrator shall direct the Trustee to distribute the excess amount, and any income allocable to such amount, to such Participant not later than the first April 15 following the close of his taxable year. If there is a loss allocable to such excess amount, the distribution shall in no event be less than the lesser of the Participant's Elective Contribution Account or the amount contributed by the Participant pursuant to Section 5.1(a) for such taxable year. Income or loss shall be allocated to such excess amount in accordance with Regulation Section 1.402(g)-1(e)(5), excluding, for Plan Years beginning after December 31, 1992, income or loss for the period between the end of such taxable year and the date of distribution.

          (b) In the event that a Participant is also a par-ticipant in (1) another qualified cash-or-deferred arrangement [as defined in Code Section 401(k)], (2) a simplified employee pension [as defined in Code Section 408(k)] or (3) a salary reduction arrangement [within the meaning of Code Section 3121(a)(5)(D)] and the elective deferrals, as defined in Code Section 402(g)(3), made under such other arrangement(s) and this Plan cumulatively exceed the dollar limitation in Section 5.1(a)(2) for such Participant's taxable year, the Participant may, not later than March 1 following the close of his taxable year, notify the Administrator in writing of such excess and request that his contributions pursuant to
Section 5.1(a) under this Plan be reduced by an amount specified by the Participant. Such amount may then be distributed in the same manner as provided in Section 5.3(a).

          5.4  Elective Contribution Agreement

          (a) Except as provided in Section 5.4(b), any Elective Contribution Agreement entered into by a Participant pursuant to
Section 5.1, and any amendment or revocation of such an agreement, shall be in writing and shall be signed by him. Any Elective Contribution Agreement, and any amendment or revocation of an Elective Contribution Agreement, shall be effective as of the first June 1, September 1, December 1, or March 1 following the receipt by the Administrator of such Elective Contribution Agreement or amendment thereto.

          (b) The Administrator may unilaterally amend or revoke any Elective Contribution Agreement at any time if it determines that such amendment or revocation is necessary to ensure that the Annual Additions to the Accounts of a Participant do not exceed the limitations set forth at Sections 5.1, 5.2 and 7.6 hereof.

          (e) Any Elective Contribution, revocation, or amendment shall be made in accordance with the uniform and nondiscriminatory rules established by the Administrator.

          5.5  Voluntary Contributions

          Except as set forth in Sections 5.1 and 5.6, no Partic-ipant shall be required or permitted to make any contributions to the Plan.

          5.6  Rollover Contributions

          Any Participant, with the Administrator's prior consent, may contribute cash or other property to the Trust if such contribution:

          (a) Constitutes a rollover amount [as described in Code Section 402(a)(5)] from another employee plan qualified under Section 401(a) of the Code or constitutes a rollover contribution described in Code Section
     408(d)(3)(A)(ii); or

          (b) Is a direct transfer from the trustee of another employee trust exempt from tax under Code Section
     501(a), provided that such trust forms part of an employee plan qualified under Code Section 401(a) and provided further that Code Section 401(a)(11) does not apply to such plan.

Effective January 1, 1993, Clause (a) of the preceding sentence shall read as follows:

          "(a) Constitutes an eligible rollover distribution
     [as defined in Code Section 402(c)] from another employee plan qualified under Code Section 401(a) or constitutes a rollover contribution described in Code Section
     408(d)(3)(A)(ii); or"

The Administrator may require a Participant to demonstrate that such a contribution qualifies under this Section 5.6 prior to directing the Trustee to accept such contribution.


                                ARTICLE VI

                          ALLOCATION OF EMPLOYER
                              CONTRIBUTIONS


          6.1  Manner of Allocation

          (a)  All contributions made by an Employer pursuant to
Section 4.l(a)(1) for any Plan Year, including the Employer contribution pursuant to Section 4.l(a)(1) made in 1992 for the Plan Year ending May 29, 1993, shall be allocated among the Accounts of (1) Participants who are Employees of such Employer on the last work day of the immediately preceding Plan Year (including Participants who incurred a Termination of Employment on such day and who are credited with a Year of Service for such immediately preceding Plan Year), (2) Participants who retired on or after their Normal Retirement Date during such immediately preceding Plan Year and (3) Participants who terminated employment during such immediately preceding Plan Year due to death, Permanent Disability, or involuntary Termination of Employment (other than Termination of Employment for cause) and shall be allocated among the Employer Contribution Accounts of such Participants in the proportion that the Compensation paid or accrued to each such Participant during such immediately preceding Plan Year bears to the Compensation paid or accrued to all such Participants during such immediately preceding Plan Year. Effective with respect to contributions pursuant to Section 4.1(a)(1) made after December 31, 1992 as to Plan Years ending on or after May 29, 1993, the preceding sentence shall read as follows:

     "All contributions made by an Employer pursuant to
     Section 4.l(a)(1) for any Plan Year shall be allocated among the Accounts of (1) Participants who are Employees of such Employer on the last work day of such Plan Year (including Participants who incurred a Termination of Employment on such day and who are credited with a Year of Service for such Plan Year), (2) Participants who retired on or after their Normal Retirement Date during such Plan Year and (3) Participants who terminated employment during such Plan Year due to death, Permanent Disability, or involuntary Termination of Employment (other than Termination of Employment for cause) and shall be allocated among the Employer Contribution Accounts of such Participants in the proportion that the Compensation paid or accrued to each such Participant during such Plan Year bears to the Compensation paid or accrued to all such Participants during such Plan Year."


          (b) All contributions made by an Employer pursuant to Sections 4.1(a)(3) and (4) for any Plan Year shall be allocated among the Accounts of (1) Participants who are Employees of such Employer on the last work day of such Plan Year (including Participants who incurred a Termination of Employment on such date) and who are credited with a Year of Service for such Plan Year, (2) Participants who retired on or after their Normal Retirement Date during such Plan Year and (3) Participants who terminated employ-ment during such Plan Year due to death, Permanent Disability or involuntary Termination of Employment (other than a Termination of Employment for cause). The amounts contributed pursuant to Sections 4.1(a)(3) and (4) shall be allocated among the Matching Contribution Accounts and Supplemental Contribution Accounts, respectively, of the Participants entitled to such contributions in proportion to the amounts determined under such sections for each such Participant.

          (c)  Elective Contributions made pursuant to Section
4.1(a)(2) shall be allocated to the respective Elective Contri-bution Accounts of the electing Participants.

          (d) Anything to the contrary notwithstanding, the allocation of the Employer's contributions shall be subject to the limitations set forth in Sections 7.6 and 7.7, and, in any Top-
Heavy Year, the requirements of Section 6.2.

          (e) For purposes of Sections 6.1(a) and 7.4, there shall be included in the Compensation of a Participant who commenced participation in the Plan during a Plan Year the portion of his Compensation paid or accrued prior to the Entry Date on which he became a Participant.

          6.2  Allocations in Top-Heavy Years

          (a) Anything to the contrary notwithstanding, for any Plan Year which is a Top-Heavy Year, the aggregate allocation of the Employer's contribution to the Company Contribution Accounts (as hereinafter defined) of each Non-Key Employee who is a Participant (including those who are employed by the Employer on the last work day of such Plan Year but who are not credited with a Year of Service for such Plan Year), plus the amount, if any, allocated to his Elective Contribution Account pursuant to Article V for such Plan Year, shall not be less than 3% of such Non-Key Employee's Compensation for such Plan Year. For purposes of this
Section 6.2, the term "Company Contribution Accounts" shall be defined as being (1) the Supplemental Contribution Account, (2) the Matching Contribution Account, and (3) the Employer Contribution Account.

          (b) If, in any Top-Heavy Year, the Key Employee Percentage (as hereinafter defined) for each Key Employee who is a Participant is less than 3%, the highest Key Employee Percentage shall be substituted for 3% in Section 6.2(a) unless a defined benefit plan [as defined in Section 414(j) of the Code] which is described in Section 2.35(d) must be combined with the Plan in order to satisfy the requirements of Section 401(a) or Section 410 of the Code. For purposes of this Section 6.2, the "Key Employee Percentage" for each Key Employee shall be the aggregate amount of the Employer's contribution allocated to such Key Employee's Company Contribution Accounts, plus the amount, if any, allocated to his Elective Contribution Account pursuant to Article V, for such Plan Year (taking into account adjustments pursuant to this Section 6.2) as a percentage of such Key Employee's Compensation.

          (c) In the event that the allocation of the Employer's contribution to any Non-Key Employee under Section 6.1 in a Top-Heavy Year would otherwise violate the provisions of this Section 6.2, the aggregate amount allocated to the Company Contribution Accounts of the Key Employees shall be reallocated (in proportion to the amount otherwise allocated to each Key Employee) to the Company Contribution Accounts of the Non-Key Employees (in proportion to the difference between the amount otherwise allocated to each Non-Key Employee and the amount required to be allocated under this Section 6.2) until the requirements of this Section 6.2 are satisfied.

          (d) In the event that a Non-Key Employee is a partici-pant in any other defined contribution plan [as defined in Section 414(i) of the Code] maintained by the Employer or any Related Employer, the amount required to be allocated to such Non-Key Employee under this Section 6.2 shall be reduced by the aggregate amount allocated to the Non-Key Employee's accounts under all such other plans.

          (e) In the event that a Non-Key Employee is a partici-pant in any defined benefit plan [as defined in Section 414(j) of the Code] maintained by the Employer or any Related Employer which is a "top-heavy plan" (as defined in Section 416(g) of the Code}, then, if the accrued benefit of such plan satisfies the require-ments of Section 416(c)(1) of the Code [taking into account the modifications required by Section 416(h)(2)(A)(ii) of the Code if
Section 6.2(e) applies], then Section 6.2(a) shall not apply to such Non-Key Employee. If such accrued benefit does not satisfy such requirements, then "5%" shall be substituted for "3%" in
Section 6.2(a) with respect to such Non-Key Employee, and Section 6.2(b) shall not apply to such Non-Key Employee.

          (f)  If Section 7.7(c) applies for any Plan Year, then
"4%" shall be substituted for "3%" in Section 6.2(a), and "7.5%" shall be substituted for "5%" in Section 6.2(e).

          (g) For purposes of this Section 6.2, contributions by the Employer shall include forfeiture allocations.

          6.3  Administrator to Notify Trustee

          As soon as practicable after the close of each Plan Year, the Administrator shall furnish the Trustee with a statement showing allocation of contributions among the Participants for such Plan Year.

                                ARTICLE VII

                         ACCOUNTS OF PARTICIPANTS

          7.1  Separate Accounts

          The Administrator shall create and maintain adequate records to disclose the interest in the Trust of each Participant (or Beneficiary of a deceased Participant). For accounting purposes, a separate Account shall be maintained for each Partici-pant, reflecting his proportionate share of all contributions, forfeitures, net increases or decreases in the value of the Trust assets and distributions to the Participant (or his Beneficiary). Credits and charges shall be made to such Accounts in the manner described herein. The maintenance of such separate Accounts shall not require the segregation of any assets from any other assets held in the Trust.

          7.2  Adjustments to Accounts

          (a)  As of each Valuation Date, the Trustee shall:

          (1) First, charge to the proper Accounts all payments or distributions made from the Accounts since the immediately preceding Valuation Date.

          (2) Second, adjust the Account Balances upward or downward, on a proportional basis, according to the net gain or loss of the Trust assets from investments (as reflected by interest payments, dividends, realized and unrealized gains and losses on securities and other investment transactions) and from the payment of expens-es, so that the aggregate Account Balances equal the fair market value, as determined by the Trustee, of the Trust assets on such Valuation Date. The adjustments required by the preceding sentence shall be determined separately with respect to each of the Investment Funds established pursuant to Section 16.1(d). For purposes of this
     Section 7.2(a)(2), Account Balances shall not include any asset of an Account the gain or loss from which is, pursuant to Article XIV, allocated to a specific Partici-pant's Account. All gain or loss (whether realized or unrealized) attributable to an Account described in the preceding sentence shall be allocated directly to such Account, and the fair market value of the balance in all such Accounts, after such allocation (or, in the case of an asset allocated to a specific Participant's Account, the fair market value of such asset) shall be subtracted from the fair market value of the Trust's assets (and, if applicable, from the Account Balance to which such asset is allocated), prior to the adjustment set forth herein.

          (3) Third, if such Valuation Date is an Anniversary Date, allocate and credit the balances, if any, in the Excess Contribution Account and the Excess Forfeiture Account in accordance with Sections 7.6(d) and (e).

          (4) Fourth, if such Valuation Date is an Anniversa-ry Date, allocate and credit the Employer contributions in accordance with Section 7.3 and forfeitures, if any, in accordance with Section 7.4, in either case except to the extent modified by Sections 7.6, 7.7 and 6.2.

          (5)  Fifth, allocate and credit any rollover
     contributions made by a Participant that are to be credited as of that date in accordance with Section 7.5.

          (b) Every adjustment made pursuant to Sections 7.2(a)(3) and (4) shall be considered as having been made on the Anniversary Date of the applicable Plan Year regardless of the dates of actual entries or receipt by the Trustee of the contributions made by the Employer for such Plan Year; provided, however, that Employer contributions pursuant to Section 4.1(a)(1) for the Plan Years ending in 1988 through 1992, inclusive, as well as the Employer contribution made in 1992 for the Plan Year ended May 29, 1993, shall be considered as having been made as of the first day of the applicable Plan Year regardless of the dates of actual entries or receipt by the Trustee of such contributions, and provided further that Elective Contributions pursuant to Section 5.1 which are attributable to Compensation for a particular Plan Year and which are received by the Trustee within 30 days following the Anniversa-ry Date for such Plan year shall be allocated as of such Anniversa-ry Date.

          (c) The Trustee's determination as to the value of the assets of the Trust and the charges or credits to the Accounts of the Participants shall be conclusive and binding on all persons. For purposes of allocating the net gain or loss of the Trust assets from investments and from the payment of expenses among the Elective Contribution Account Balances of Participants pursuant to
Section 7.2(a)(2) as of any Valuation Date, the Trustee may make appropriate adjustments to such Elective Contribution Account Balances so that the amount of net gain or loss which is allocated reasonably reflects Elective Contributions credited to such Elective Contribution Accounts since the preceding Valuation Date.

          7.3  Crediting of Employer Contributions

          (a) Each Participant's Employer Contribution Account shall be credited with that portion of the Employer's contribution for the current Plan Year to which such Participant is entitled, pursuant to Sections 6.1(a) and 6.2.

          (b) Each Participant's Elective Contribution Account shall be credited with all elective contributions made on his behalf during such Plan Year (or within 30 days after the Anni-versary Date of such Plan Year) pursuant to Section 6.1(c).

          (c) Each Participant's Matching Contribution Account shall be credited with all matching contributions made on his behalf during such Plan Year (or within 30 days after the Anni-versary Date of such Plan Year) pursuant to Section 6.1(b).

          (d) Each Participant's Supplemental Contribution Account shall be credited with all Supplemental Contributions made on his behalf during or for such Plan Year pursuant to Section 6.1(b).

          7.4  Crediting of Forfeitures

          Forfeitures, if any, occurring during the Plan Year pursuant to Section 8.5 and allocated from the Forfeiture Suspense Account, together with any amounts allocated from the Excess Forfeiture Account pursuant to Section 7.6(e), shall be allocated for the benefit of (a) Participants who are Employees on the last work day of such Plan Year (including Participants who incurred a Termination of Employment on such day) and who are credited with a Year of Service during such Plan Year, (b) Participants who retired on or after their Normal Retirement Date during such Plan Year and
(c) Participants who terminated employment during such Plan Year due to death, Permanent Disability or involuntary Termination of Employment (other than Termination of Employment for cause) and shall be allocated among the Employer Contribution Accounts of such Participants in the proportion that the Compensation paid or accrued to each such Participant during such Plan Year bears to the Compensation paid or accrued to all such Participants during such Plan Year.

          7.5  Crediting of Rollover Contributions

          Each Participant's Rollover Contribution Account shall be credited with all contributions made by him, or on his behalf, pursuant to Section 5.6.

          7.6  Limitation on Allocations

          (a) Notwithstanding any other provision of the Plan, the Annual Additions with respect to any Participant for any Limitation Year shall not exceed an amount equal to the lesser of (1) $30,000, or such higher amount as may be permitted at the relevant time under applicable law, or (2) 25% of the Compensation paid to the Participant by the Employer (or any Related Employer) during such year. An amount credited to a Participant's Account in order to correct an error made in a previous Limitation Year shall be treated for purposes of this Section 7.6(a) as having been credited to such Account in the Limitation Year to which the error relates.

          (b) If the allocation of the Employer's contribution to a Participant's Employer Contribution Account in a particular Limitation Year would cause the limitations of Section 7.6(a) to be exceeded with respect to such Participant, the excess contribution shall, subject to the limitations of Section 7.6(a), be reallocated among the Employer Contribution Accounts of all other Participants eligible to share in the Employer's contribution for the Plan Year ending in or coinciding with such Limitation Year, in proportion to their Compensation for such Plan Year. If, following such reallocation, there remains an excess portion of the Employer's contribution which cannot be allocated to the Employer Contribution Account of any eligible Participant without exceeding the limita-tions of Section 7.6(a), such excess portion shall be placed in a suspense account, designated the "Excess Contribution Account."

          (c) If, following the allocation of the Employer's contribution for a particular Plan Year [including all realloca-tions required pursuant to Section 7.6(b)], the allocation of forfeitures to a Participant's Employer Contribution Account would cause the limitations of Section 7.6(a) to be exceeded with respect to such Participant, the excess forfeiture shall, subject to the limitations of Section 7.6(a), be reallocated among the Employer Contribution Accounts of all other Participants eligible to share in forfeitures for such Plan Year, in accordance with Section 7.4. If, following such reallocation, there remains an excess portion of the forfeitures which cannot be allocated to the Employer Contribu-tion Account of any eligible Participant without exceeding the limitations of Section 7.6(a), such excess portion shall be placed in a suspense account, designated the "Excess Forfeiture Account."

          (d) As of the Anniversary Date for a Plan Year, the balance in the Excess Contribution Account shall first be applied to reduce the Employer's contribution under Sections 4.1(a)(3) and
(4). The balance, if any, remaining in the Excess Contribution Account shall be included in the Employer's contribution for such Plan Year for purposes of Section 6.1. Section 7.6(b) shall apply to any amount which cannot be allocated pursuant to the preceding sentences.

          (e) As of the Anniversary Date for a Plan Year, the balance in the Excess Forfeiture Account shall first be applied to reduce the Employer's contribution under Sections 4.1(a)(3) and
(4), after the application of Section 7.6(d). Any remaining balance in such Excess Forfeiture Account shall be allocated as a forfeiture under Section 7.4. Section 7.6(c) shall apply to any amount which cannot be allocated pursuant to the preceding sentences.

          (f) For purposes of Section 7.6(a)(2) and Section 7.7, "Compensation" shall have the meaning set forth in Section 2.11; provided, however, that notwithstanding any provision of Section 2.11, for purposes of Section 7.6(a)(2) Compensation shall not include: any contributions made by the Employer or any Related Employer to this Plan or any other plan qualified under Section 401(a) of the Code to the extent excludable from the Employee's income, or any distributions from this Plan or any such qualified plan; contributions made to any simplified employee pension plan described in Section 408(k) of the Code, to the extent deductible by the Employee; amounts included in the Employee's income under
Section 83 of the Code [other than by reason of an election under
Section 83(b)]; amounts realized from the sale, exchange or other disposition of stock acquired upon exercise of a qualified stock option; or other amounts which receive special tax benefits under the Code, such as contributions to a health or accident plan which are excludable from the Employee's income or contributions towards the purchase of an annuity contract described in Section 403(b) of the Code (whether or not excludable from the Employee's income). Notwithstanding the foregoing, Compensation shall include any amounts deferred under a nonqualified, unfunded plan of deferred compensation in the Plan Year received by the Employee. If so elected by the Administrator pursuant to Treasury Regulations 1.415-2(d)(5), items of compensation shall be included in Compensa-tion for purposes of this Section 7.6 and Section 7.7 in the Limitation Year in which they are accrued by the Employer or a Related Employer rather than the Limitation Year in which they are received by or made available to the Participant, provided that the making or revocation of such an election shall not have the effect of causing any such item to be included in Compensation for more than one Limitation Year.

          (g) The Administrator of this Plan shall co-ordinate the application of this Section 7.6 with the application of the corresponding provisions of the instrument establishing the Richardson Electronics, Ltd. Employees Stock Ownership Plan (the "ESOP") by the administrator of the ESOP in circumstances where the limitations under Section 7.6(a) and the corresponding provisions of the instrument establishing the ESOP would be exceeded, so as to determine under which of the 2 plans (or both plans, if such administrators so determine) the adjustments required by Sections 7.6(b) and (c) and the corresponding provisions of the instrument establishing the ESOP shall be made.

          7.7  Combined Plan Limitation

          (a) Anything to the contrary notwithstanding, if during any Limitation Year a Participant also participates in a "defined benefit plan" [as defined in Section 414(j) of the Code] maintained by the Employer or any Related Employer, the otherwise permissible Annual Addition on behalf of any Participant under the Plan may be further reduced to the extent necessary, as determined by the Administrator in its sole discretion, to comply with the additional limitations set forth in Sections 7.7(b) and (c).
          (b) In the event that a Participant also participates in a defined benefit plan as described in Section 7.7(a), the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction (as hereafter defined) for any Limitation Year shall not exceed 1.0. For purposes of this Section 7.7, the "Defined Benefit Plan Fraction" for any Limitation Year is a fraction, the numerator of which is the Participant's projected annual benefit under the defined benefit plan (determined as of the close of its plan year) and the denominator of which is the lesser of: (1) the product of
1.25 multiplied by the maximum dollar limitation in effect under
Section 415(b)(l)(A) of the Code for such Limitation Year, or (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(l)(B) of the Code for such Limitation Year. The "Defined Contribution Plan Fraction" for any Limitation Year is a fraction, the numerator of which is the sum of the annual additions to the Participant's Account (as determined under Section 7.6) as of the close of the Limitation Year and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and each prior Year of Service [assuming, for this purpose, that Section 415(c) of the Code had been in effect during such prior Years of Service]: (1) the product of 1.25 multiplied by the maximum dollar limitation in effect under Section 415(c)(l)(A) of the Code for such Year (determined without regard to Section 415(c) (6) of the Code), or (2) the product of 1.4 multiplied by the maximum amount which may be taken into account under Section 415(c)(1)(B) of the Code for such Limitation Year.

          (c) Notwithstanding the foregoing, "1.0" shall be substituted for "1.25" wherever it appears in Section 7.7(b) for any Plan Year in or coinciding with a Limitation Year which is a Top-Heavy Year, except as hereinafter provided. If as a result of such substitution the amount credited to any Employee's Account would exceed the limitations of this Section 7.7, then such substitution shall not be made and the allocations to Non-Key Employees shall be revised in accordance with Section 6.2(f), unless such Plan Year would still be a Top-Heavy Year if "90%" were substituted for "60%" in all provisions of Section 2.35.

          (d) For purposes of this Section 7.7, all defined benefit plans of the Employer or any Related Employer, whether or not terminated, are to be treated as one defined benefit plan, and all defined contribution plans of the Employer or any Related Employer, whether or not terminated, are to be treated as one defined contribution plan. The extent to which the annual allocations made under this Plan shall be reduced as compared with the extent to which the annual benefit under a defined benefit plan shall be reduced in order to achieve compliance with the limita-tions of Sections 415 and 416 of the Code shall be determined by the Administrator in such a manner so as to maximize the aggregate benefits payable to such Participant. If such reduction is under this Plan the Administrator shall advise affected Participants of any additional limitation on their annual allocations required by this Section 7.7(d).

          (e) The provisions of this Section 7.7 are intended to comply with the provisions of Section 415 of the Code, as modified by Section 416 of the Code, so that the maximum benefits provided by the Employer or any Related Employer shall be exactly equal to the maximum amounts allowed under the Code. If there is any inconsistency between this Section 7.7 and the provisions of
Section 415 of the Code, as modified by Section 416 of the Code, such inconsistency shall be resolved in such a way so as to give full effect to the provisions of the Code.

          7.8  Correction of Error

          In the event of an error in the adjustment of a Parti-cipant's Account, the Administrator, in its sole discretion, may correct such error either by crediting or charging the adjustment required to make such correction to or against the income and expenses of the Trust for the Plan Year in which the correction is made or the Employer may make an additional contribution to permit the correction of the error. Except as provided in this Section 7.8, the Accounts of other Participants shall not be readjusted on account of such error.

                               ARTICLE VIII

                       VESTING OF INTEREST IN TRUST

          8.1  Normal Retirement

          The Vested Account Balance of a Participant who retires on or after his Normal Retirement Date shall be 100% of his Account Balance.

          8.2  Disability Retirement

          The Vested Account Balance of a Participant who retires prior to his Normal Retirement Date because of a Permanent
Disability shall be 100% of his Account Balance.

          8.3  Death

          The Vested Account Balance of a Participant who dies prior to incurring a Termination of Employment shall be 100% of his Account Balance.

          8.4  Other Termination of Employment

          Upon a Participant's Termination of Employment prior to his Normal Retirement Date for any reason other than death or Permanent Disability, such Participant's Vested Account Balance shall be the sum of

          (a)  100% of (1) his Participant Contribution
     Account Balance, (2) his Elective Contribution Account
     Balance, (3) his Supplemental Contribution Account
     Balance and (4) his Pre-Break Account Balance; plus

          (b) A percentage of his Employer Contribution
     Account Balance and his Matching Contribution Account
     Balance based upon the number of completed Years of Service according to the following schedule:

          Completed Years of Service    Vested Percentage

          Less than 2 years                  0%
          2 years but less than 3 years      20%
          3 years but less than 4 years      40%
          4 years but less than 5 years      60%
          5 years but less than 6 years      80%
          6 years or more                    100%

          8.5  Treatment of Forfeited Amounts; Reinstatement

          (a) The excess of a Participant's Account Balance over his Vested Account Balance shall be transferred from such Parti-cipant's Employer Contribution Account to his Forfeiture Suspense Account as of the date on which such Participant incurs a Break in Service, and shall be forfeited on the date on which such Partici-pant incurs a Break in Service consisting of 5 Computation Periods.

          (b) If a Participant returns to the employment of the Employer or any Related Employer before incurring a Break in Service consisting of at least 5 Computation Periods, any amount transferred to the Forfeiture Suspense Account from such Partici-pant's Employer Contribution Account pursuant to Section 8.5(a) shall be restored to the Participant's Employer Contribution Account.

          8.6  Computation of Years of Service

          All Years of Service with the Employer or any Related Employer (including the Computation Period in which a Termination of Employment occurs, if the Participant completes 1,000 Hours of Service in such Computation Period) shall be taken into account in computing Years of Service for purposes of this Article VIII, except that:

          (a) If an Employee incurs a Break in Service, Years of Service before such Break in Service shall be disre-garded until he has completed one Year of Service after his re-employment by the Employer or any Related Employ-er.

          (b) If a Participant who does not have a nonfor-feitable right to any portion of his Account Balance (other than such balance as is attributable to his Rollover Account and his Participant Contribution Account) incurs a Break in Service consisting of at least 5 Computation Periods, Years of Service before such Break in Service shall be disregarded if the number of Computa-tion Periods in such Break in Service equals or exceeds the aggregate number of Years of Service completed prior to such Break in Service.

          (c) In any Computation Period during which a Participant completes less than 1,000 Hours of Service but does not incur a Break in Service, he shall not receive credit for a Year of Service, but shall continue to be a Participant, shall be credited with earnings of the Trust and shall remain in his present position on the vesting schedule in Section 8.4 without advancement.

          8.7 Vesting on Termination of Trust or Termination of Employer's Agreement to Contribute

          The Vested Account Balance of each Participant shall be 100% of such Participant's Account Balance in the event that (a) the Plan is terminated or partially terminated, (b) the Employer shall permanently discontinue contributions to the Trust or (c) the Employer's agreement to make contributions to the Trust shall be permanently or partially terminated, whether by withdrawal from the Plan, by amendment to the Plan or by bankruptcy, liquidation or discontinuance of the business of such Employer, or by merger, consolidation or reorganization of such Employer without the adoption of this Plan within 180 days thereafter by such merged, consolidated or reorganized corporation, or by operation of law or otherwise. If the Plan is partially terminated, the provisions of this Section 8.7 shall apply only to Participants affected by the partial termination.

          8.8  Vesting Following Plan Amendment

          In the event that any amendment is adopted to the Plan which affects, directly or indirectly:

          (a) The Vested Account Balance of each Participant shall not, as a result of such amendment, be less than it would have been had the Participant incurred a Termina-tion of Employment on the day immediately preceding the day such amendment was adopted; and

          (b) The Vested Account Balance of a Participant who, on the day the amendment is adopted, had completed at least 3 Years of Service shall thereafter be equal to the greater of the amount determined under the Plan as so amended or the amount determined under the Plan without regard to such amendment.

          8.9  Vesting Following Partial Distributions

          (a) If a Participant receives a distribution of all or a portion of his Employer Contribution Account Balance at a time when it is possible for him to increase the vested percentage of his Employer Contribution Account (including a Participant who received a distribution upon incurring a Termination of Employment who returns to the employment of the Employer or any Related Employer before incurring a Break in Service consisting of at least 5 Computation Periods), then such Participant's Vested Account Balance at any time after he is re-employed shall be determined by
(1) increasing the Participant's Employer Contribution Account Balance at such time by the amount of the Adjusted Distribution (as hereinafter defined), (2) then multiplying the Employer Contribu-tion Account Balance (as so increased) by the relevant vesting percentage under Section 8.4 and (3) then subtracting the amount of such distribution from the product obtained. For purposes of this
Section 8.9(a), the "Adjusted Distribution" shall be an amount equal to the product obtained by multiplying the amount of the distribution by a fraction, the numerator of which is the Participants' Account Balance at the time the formula is applied and the denominator of which is the Account Balance immediately following the distribution (without regard to forfeitures).

          (b) If a Participant returns to the employment of the Employer or any Related Employer after incurring a Break in Service consisting of at least 5 Computation Periods, and such Participant did not receive payment of the full amount of his Vested Account Balance, his Vested Account Balance remaining unpaid shall be placed in a separate Pre-Break Account for the Participant. Such Pre-Break Account shall be treated in the same manner as the Employer Contribution Account of the Participant, except that it shall not be credited with the Employer's contributions and such Participant shall be 100% vested in such Pre-Break Account.

          8.10 Participant Contribution Accounts and
                 Rollover Accounts

          All Participant's Participant Contribution Account
Balances and Rollover Account Balances shall be 100% vested at all times.


                                ARTICLE IX

                       DISTRIBUTIONS AND WITHDRAWALS

          9.1  Benefit Commencement Date

          (a) Except as provided in Section 9.1(b), unless a Participant requests a later date, his Benefit Commencement Date shall not be later than the 60th day after the close of the Plan
Year in which the latest of the following events occurs:

          (1)  His Normal Retirement Date;

          (2) The 10th anniversary of the Entry Date on which he commenced participation in the Plan; or

          (3)  His Termination of Employment;

provided, however, that a Participant who has incurred a Termina-tion of Employment may request an earlier Benefit Commencement
Date.

          (b)  Except as provided in Section 9.8, a Participant's
Benefit Commencement Date shall not be later than the April l of the calendar year following the calendar year determined below:

          (1) In the case of a Participant not described in any other clause of this Section 9.1(b), the calendar year in which he attains the age of 70-1/2.

          (2) In the case of a Participant who attained the age of 70-1/2 prior to January 1, 1988, and who was not described in Section 2.20(a)(3) during the Plan Year which included the last day of the calendar year in which he attained the age of 66-1/2 or any subsequent Plan Year, the later of (i) the calendar year in which he attains the age of 70-1/2 or (ii) the calendar year in which he retires.

          (3) In the case of a Participant who attained the age of 70-1/2 prior to January 1, 1988, and who was described in Section 2.20(a)(3) during the Plan Year which included the last day of the calendar year in which he attained the age of 66-1/2 or a subsequent Plan Year, the later of (i) the calendar year in which he attains the age of 70-1/2 or (ii) the earlier of the calendar year in which he retires or the calendar year which includes the last day of the Plan Year in which he was first described in Section 2.20(a)(3).

          (4) In the case of a Participant who attained the age of 70-1/2 during the calendar year 1988, who was not described in Section 2.20(a)(3) during the Plan Year which includes the last day of the calendar year in which he attained the age of 66-1/2 or any subsequent Plan Year, and who is still alive on January 1, 1989, the calendar year 1989.

The provisions of this Section 9.1(b) shall apply to all Partici-pants whose Account Balances were not completely distributed prior to January 1, 1985, subject, however, to the transitional rules set forth in Proposed Treasury Regulations Section 1.401(a)(9)-1, Part I, which are hereby incorporated herein.

          (c) The Benefit Commencement Date of a Participant whose Vested Account Balance exceeds $3,500 shall not be earlier than his Normal Retirement Date unless the Participant consents in writing to an earlier date. A Participant who requests, in writing, the distribution of his Vested Account Balance prior to his Normal Retirement Date shall be considered to have consented to such distributions. If the value of a Participant's Vested Account Balance, determined at the time of a distribution to him, Exceeds $3,500, then such value at any subsequent time shall be deemed to exceed $3,500.

          (d)  The date upon which the payment of a deceased
Participant's Vested Account Balance to his Beneficiary commences shall be determined under Section 9.3.

          9.2  Payment to Participants

          (a) Each Participant who does not elect to receive installment payments under Section 9.2(b) shall receive a single lump sum payment on his Benefit Commencement Date equal to his Vested Account Balance on such date.

          (b) Any Participant whose Vested Account Balance on his Benefit Commencement Date exceeds $3,500 may elect to receive his Vested Account Balance in a series of annual installments deter-mined in accordance with Section 9.6 commencing with his Benefit Commencement Date. The first such installment shall be paid for the calendar year which is not later than the calendar year specified in the applicable clause of Section 9.1(b). An election pursuant to this Section 9.2(b) may be made or revoked at any time prior to the Benefit Commencement Date in accordance with rules established by the Administrator. After installment payments have commenced, a Participant may revoke his election, in which event his full remaining Vested Account Balance shall be distributed to him in a single lump sum as soon as practicable, but in no event later than the date upon which the next installment payment would have been required to have been made.

          9.3  Payment to Beneficiaries

          (a) If a Participant dies after his Benefit Commencement Date but before his Vested Account Balance has been distributed in full, all remaining payments which would have been made to the Participant shall be made instead at the same time and in the same amounts to his Beneficiaries; provided, however, that either the Participant prior to his death, or all Beneficiaries following his death, may elect to have the remaining Vested Account Balance distributed in a single lump sum payment, subject to the provisions of Section 9.3(c).

          (b) If a Participant dies prior to his Benefit Com-mencement Date (whether or not still employed by the Employer), his Vested Account Balance shall be paid to his Beneficiaries as follows:

          (1) If neither the Participant nor his Beneficia-ries elect installment payments under Section 9.3(b)(2), then the Participant's Vested Account Balance shall be distributed to his Beneficiaries in a single lump sum payment as soon as practicable, but in no event later than December 31 of the calendar year that includes the fifth anniversary of the Participant's death.

          (2) Either the Participant prior to his death or a Beneficiary after his death may elect to have such Beneficiary's share of the Participant's remaining Vested Account Balance distributed in a series of annual installments determined in accordance with Section 9.6 provided that such share exceeds $3,500. The first such installment shall be paid for the calendar year which is not later than the calendar year which includes the first anniversary of the Participant's death; provided that, if the Beneficiary is the Participant's surviving Spouse, it shall be not later than the calendar year in which the Participant would have attained the age of 70-1/2. If the Participant's surviving Spouse dies before install-ment payments commence, the provisions of this Section 9.3(b)(2) shall apply to the Spouse's share of the Vested Account Balance as if the Spouse had been the Partici-pant, except that, if the Spouse had remarried after the Participant's death, the foregoing proviso shall not apply to the Spouse's surviving spouse. An election pursuant to this Section 9.3(b)(2) may be made or revoked at any time prior to the December 31 of the calendar year for which the first installment is required to be paid pursuant to this Section 9.3(b)(2) or, if earlier, December 31 of the calendar year which includes the fifth anniversary of the Participant's death, and after such date shall be irrevocable.

          (c) Any election and any revocation of any election made under this Section 9.3 shall be in accordance with rules estab-lished by, and shall be subject to the approval of, the Administra-tor; provided that any election which has the effect of causing any portion of the Vested Account Balance to be paid to any Beneficiary other than the surviving Spouse of the Participant, shall be effective only if (1) such election identifies the designated Beneficiary, and is consented to, in writing, by the Spouse and the Spouse's signature is witnessed either by a representative designated by the Administrator or by a notary public, or (2) it is established, to the satisfaction of the Administrator, that the Participant had no surviving Spouse, or that the consent of the Spouse cannot be obtained because the Spouse cannot be located or because of such other circumstances as may be specified in regulations promulgated under Section 417(a)(2)(B) of the Code.
The Spouse's consent, if given, shall be irrevocable, but shall not be binding upon any future Spouse. Such election may be revoked by the Participant at any time prior to his Benefit Commencement Date without the Spouse's consent, but any change in such election (including any change in the Beneficiary specified therein) shall require the Spouse's consent as set forth above.

          (d) Anything else in this Section 9.3 to the contrary notwithstanding, if a Participant's Beneficiary is his estate pursuant to Section 10.2, his Vested Account Balance shall be paid to his estate in a single lump sum.

          9.4  Extent of Further Participation in Trust

          (a) Upon the distribution of the full amount of a Participant's Vested Account Balance in a lump sum pursuant to the provisions of Sections 9.2(a) or 9.3(b)(1), such Participant (and his Beneficiaries) shall cease to have any interest in the Trust and all obligations hereunder of the Trustee and the Employer or any Related Employer to them shall cease.

          (b) The Account of a Participant who dies or incurs a Termination of Employment shall continue to share in all alloca-tions of gains and losses of the Trust pursuant to Section 7.2 until it is completely distributed.

          9.5  Payment to Persons Under Legal Disability

          In the event that any amount hereunder shall become payable to a minor or to a person under legal or other disability who, in the opinion of the Administrator, is unable to administer such distribution, such amount may be paid to any person(s) the Administrator deems best for the maintenance, care, support and education of such minor or disabled person, including, in the case of minors, to a custodian under a Uniform Transfers to Minors Act or a Uniform Gifts to Minors Act. Any such payment in accordance with the provisions of this Section 9.5 shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan, and no fiduciary under the Plan shall be under any duty to see to the application of any such payment.

          9.6  Payment in Installments

          (a) If a Participant or Beneficiary elects to have an Account distributed in annual installments pursuant to Section 9.2(b) or 9.3(b)(2), the installment for each calendar year shall be paid not later than December 31 of such calendar year. Not-withstanding the foregoing, if the first calendar year for which an installment payment is to be made pursuant to Section 9.2(b) is the calendar year specified under the applicable clause of Section 9.1(c), payment of such installment may be deferred until not later than the date set forth in Section 9.1(c), but such deferral shall not affect the date by which the installment for the next succeed-ing year must be paid.

          (b) The amount of the installment payment for any calendar year shall be equal to the Vested Account Balance as of the Anniversary Date which occurs in the immediately preceding calendar year, divided by the divisor determined under Section 9.6
(c). For purposes of determining the amount of the installment payment, the Vested Account Balance shall include all income, expenses, gains, losses, contributions and forfeitures allocated as of such Anniversary Date, and shall be reduced by distributions made after the Anniversary Date only (1) if the Anniversary Date is other than a December 31 and such distributions are made on or before December 31 of the calendar year in which the Anniversary Date occurs, or (2) to the extent that, as permitted by the second sentence of Section 9.6(a), a portion of the first installment payment required under Section 9.2(b) is paid after the end of the calendar year for which such installment is required. To the extent that any amount is distributed for any calendar year in excess of the installment payment required for such calendar year, such excess shall not reduce the amount of the installment payment required for any subsequent year.

          (c) The divisor used to determine the amount of each installment payment shall be determined as follows:

          (1) Unless the person making the election elects to redetermine life expectancies each year in accordance with Section 9.6(c)(2), the divisor for the first year for which an installment payment is to be made (hereinaf-ter the "initial divisor") shall be a number specified by the person making the election, and the divisor for each succeeding year shall be equal to the divisor for the immediately preceding year reduced by one. If the first year for which an installment payment will be made is the latest calendar year for which installment payments are allowed to commence pursuant to Section 9.2(b) or Section 9.2(c)(2), the initial divisor shall not be greater than, in the case of installments payable under Section 9.2(b), the life expectancy of the Participant (or, if applica-ble, the joint and last survivor life expectancy of the Participant and Beneficiary) or, in the case of install-ments payable under Section 9.3(b)(2), the life expectan-cy of the Beneficiary, determined as of the Participant's and/or Beneficiary's birthday which occurs in such calendar year. If installments commence in a calendar year earlier than the latest calendar year for which they are required to begin, the initial divisor shall not be greater than the maximum initial divisor as set forth in the preceding sentence, increased by one for each calendar year prior to the latest year for which install-ments are required to begin. If the person making the election fails to specify the initial divisor, or specifies an improper initial divisor, the initial divisor shall be the largest initial divisor that the person making the election could have specified.

          (2) If the person electing to receive installments is either the Participant or the Participant's Spouse, such person may also elect to redetermine the life expectancy of the Participant, the Participant's Spouse, or both, on an annual basis. Such election may be made or revoked, in writing, at any time prior to the time at which the first installment is required to be paid pursuant to Section 9.2(b) or Section 9.3(b)(2). Thereafter, such election or failure to elect shall be irrevocable. If such election is made, then the divisor for each year for installments payable pursuant to
     Section 9.2(b) shall be the remaining life expectancy of the Participant (or, if applicable, the remaining joint and last survivor life expectancy of the Participant and his Beneficiary) determined as of their respective birthdays attained in such year; provided, however, that if the Participant's Beneficiary is other than the Participant's Spouse, or if the Participant has not elected to redetermine his Spouse's life expectancy, then the divisor shall be determined in accordance with Proposed Treasury Regulations Section 1.401(a)(9)-1, Q&A E-8(b). The divisor for each year for installments payable to the Participant's surviving Spouse under
     Section 9.3(b)(2) shall be the remaining life expectancy of the surviving Spouse as of his birthday attained in such year.

          (3) For all purposes of this Section 9.6, life expectancies shall be determined in accordance with the expected return multiplies set forth in Tables V and VI of Treasury Regulations Section 1.72-9 as in effect at the time the life expectancy is being determined.

          (4) Anything else contained herein to the contrary notwithstanding, the divisor for any year shall not be less than the divisor required by the minimum distribu-tion incidental benefit requirement as set forth in Proposed Treasury Regulations Section 1.401(a)(9)-2, Q&A 4.

          (d) Installments may be paid at regular intervals of less than a year, provided that the total amount paid in any year shall not be less than the annual installment required for such year pursuant to this Section 9.6.

          9.7  Withdrawals of 1986 Plan Voluntary Contributions

          (a) Upon written application to the Administrator, a Participant's voluntary contributions which were made pursuant to
Section 5.1 of the 1986 Plan may be withdrawn by him from his Participant Contribution Account. The Trustee may require up to 30 days prior written notice for the purpose of honoring such withdrawals. A Participant shall be entitled to only one withdraw-al during each Plan Year. Anything to the contrary notwithstand-ing, in the event that a Participant has obtained a loan from the Plan, as permitted pursuant to Section 14.3, which took into consideration, for purposes of determining the amount of such loan, his Participant Contribution Account Balance, such Participant shall not be permitted to withdraw any voluntary contributions previously made by him until such loan is repaid in full.

          (b) Earnings or gains, whether realized or unrealized, on contributions made by a Participant pursuant to Article V of the 1986 Plan, and contributions made by or on behalf of a Participant pursuant to Section 5.6 above (including all earnings or gains, whether realized or unrealized thereon) may not be withdrawn until a Participant's death or Termination of Employment.

         9.8   Election of Pre-TEFRA Distribution

          Anything in this Article IX to the contrary notwith-standing, if any Participant has delivered to the Administrator, on or before December 31, 1983, an election as to the form in which his Vested Account Balance is to be distributed, which election is qualified under Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982, and if such election has not been revoked, the distribution of the Participant's Vested Account Balance shall be made in accordance with the express terms of such election. In the event such an election is revoked after the date by which distributions from the Plan would otherwise be required by
Section 401(a)(9) to commence, the provisions of Treasury regula-tions Section 1.401(a)(9)-1, Q&A J-4 shall apply.

         9.9   Hardship Withdrawals

          (a) In the event of hardship, a Participant may withdraw the Elective Contributions credited to his Elective Contribution Account (but not the earnings or gains thereon); provided, however, that a Participant shall be required to have withdrawn the entire portion of the amount, if any, permitted under Section 9.7 to him before he may make any withdrawal pursuant to this Section 9.9. A distribution is made on account of hardship only if the distribu-tion is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such need. The amount of any distribution made pursuant to this Section 9.9 may not exceed the amount required to meet the immediate and heavy financial need created by the hardship and the amount distributed may not be reasonably available to the Participant from other sources. The form of any hardship withdrawal shall be determined pursuant to Section 9.2.

          (b) For purposes of this Section 9.9, an immediate and heavy financial need will be presumed to be present only if the distribution is for:

          (1)  Expenses for medical care described in Code
     Section 213(d) incurred by the Participant, the Parti-cipant's Spouse, or any "dependent" (as that term if defined in Code Section 152) of the Participant or necessary for these persons to obtain medical care described in Code Section 213(d);

          (2) Costs directly related to the purchase (ex-cluding mortgage payments) of a principal residence for the Participant;

          (3) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his Spouse, children, dependents (as defined in Code Section 152); or

          (4) Payments necessary to prevent the eviction of the Participant from his principal residence or fore-closure on the mortgage of the employee's principal residence.

          (c) For purposes of this Section 9.9, distribution will not be deemed to be necessary to satisfy the immediate and heavy financial needs of the Participant unless the Participant repre-sents in writing to the Administrator that such needs cannot be relieved:

          (1) Through reimbursement or compensation by insur-ance or otherwise;

          (2) By the reasonable liquidation of the Partici-pant's assets (including the assets of his spouse and minor children that are reasonably available to the Participant).

          (3)  By cessation of Elective Contributions; or

          (4) By other distributions or nontaxable (at the time of the loan) loans from other qualified retirement plans maintained by the Employer, any Related Employer, by an other person who has employed the Participant, or by borrowing from commercial sources on commercially reasonable terms.

          (d) In the event that a Participant receives a hardship distribution from the Plan pursuant to this Section 9.9, the Participant's election pursuant to Sections 5.1 and 5.4 shall automatically and immediately terminate and the Participant shall not be eligible to make a new election thereunder for 12 months after receipt of the hardship distribution. In the event that a Participant receives a distribution from his Elective Contribution Account under the Plan pursuant to this Section 9.9 (or under any other plan maintained by the Employer or any Related Employer) the Participant's Elective Contributions for his next taxable year shall be limited to an amount equal to the excess, if any, of the applicable limit under Code Section 402(g) minus the amount of the Elective Contribution which the Participation made in the Plan Year in which the hardship distribution occurred.

          9.10 Compliance with Regulations

          The provisions of this Article IX are intended to comply with the minimum distribution requirements of Section 401(a)(9) of the Code and of Proposed Treasury Regulations Section 1.401(a)(9)-1 promulgated thereunder, including the incidental death benefit requirement as set forth in Proposed Treasury Regulations Section 1.401(a)(9)-2. Anything else contained in this Agreement to the contrary notwithstanding, all distributions shall be made in accordance with Section 401(a)(9) and said Regulations, which shall override any provisions of this Agreement which are inconsistent therewith. Upon the promulgation of final Treasury Regulations replacing Proposed Treasury Regulations Section 1.401(a)(9)-1 and
- - -2, the provisions of this Article IX shall be construed by reference to such final Treasury Regulations and shall be imple-mented accordingly.

          9.11 Direct Rollovers

          (a) This Section 9.11 applies to distributions made on or after January 1, 1993.

          (b) Notwithstanding any other provision of the Plan to the contrary which would otherwise limit the election of a Distributee (as hereinafter defined) under this Section 9.11, a Distributee may elect, at the time and in the manner permitted by the Administrator, to have any portion of an Eligible Rollover Distribution (as hereinafter defined) paid directly to an Eligible Retirement Plan (as hereinafter defined) specified by the Distribu-tee in a Direct Rollover (as hereinafter defined).

          (c) For purposes of this Section 9.11, the following terms shall have the meanings indicated:

          (1) "Direct Rollover": A payment by the Plan to the Eligible Retirement Plan specified by a Distributee.

          (2) "Distributee": A Participant who is an Employee or former Employee. In addition, (i) such a Partici-pant's spouse or former spouse who is the alternate payee under a "qualified domestic relations order," as defined in section 414(p) of the Code, and (ii) the surviving spouse of a deceased Participant who was an Employee or former Employee, are Distributees with regard to the interest of such spouse or former spouse in the Plan.

          (3) "Eligible Retirement Plan": An individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
     Section 408(b) of the Code, an annuity plan described in
     Section 403(a) of the Code, or a qualified trust de-scribed in Section 401(a) of the Code, which accepts a Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to a Distributee who is surviving spouse, an "Eligible Retirement Plan" means an individual retirement account or individual retirement annuity.

          (4) "Eligible Rollover Distribution": Any distri-bution of all or any portion of the balance to the credit of the Distributee under the Plan, except that an Eligible Rollover Distribution shall not include: (i) any distribution which is one of a series of substantial-ly equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectan-cies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of 10 years or more; (ii) any distribution to the extent such distribu-tion is required under Section 401(a)(9) of the Code; and
     (iii) the portion of any distribution which is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities). The enumeration in the preceding sentence of any form of payment shall not imply that any person has the right to receive benefits under the Plan in such form unless otherwise specifically provided under the Plan.

          9.12 Withdrawals Due to Permanent Disability

          In the event a Participant becomes Permanently Disabled, but has not yet incurred a Termination of Employment, he or his legal representative may withdraw all or a portion of his Vested
Account Balance. The form of any such withdrawal shall be determined pursuant to Section 9.2.

                                 ARTICLE X

                       DESIGNATION OF BENEFICIARIES

          10.1 Participants to Name Beneficiaries

          Each Participant may file with the Administrator, in such form as the Administrator shall from time to time require, a written designation of a Beneficiary or Beneficiaries (including contingent or successive Beneficiaries) who shall be entitled to receive any benefits which may become payable upon the Partici-pant's death. If more than one Beneficiary is designated, such designation shall also specify the manner in which payments are to be divided. In the absence of such designation, all payments shall be divided per capita, or, if the Beneficiaries are the Partici-pant's descendants, per stirpes. The Beneficiaries may be changed at any time or times by the filing of a new designation with the Administrator, without the necessity of obtaining the written consent of any Beneficiary, subject to the rights of the Partici-pant's Spouse under Section 9.3(c). No designation of a Beneficia-ry or change thereof shall be effective until it has been received by the Administrator. The Administrator shall be entitled to rely upon the last designation filed by the Participant prior to his death. The Trustee may require such proof of death or evidence of the right of a person to receive payment of a deceased Partici-pant's benefits as the Trustee may deem to be desirable.

          10.2 No Beneficiary Designated; Death of Beneficiary

          If a Participant dies without having a Beneficiary designation in force, or if at the time of the Participant's death (or the date on which a subsequent installment payment is due) all designated Beneficiaries have died or are no longer in existence (in the case of Beneficiaries who are not individuals), payment shall be made to the deceased Participant's surviving Spouse; or if there is no surviving Spouse (or if the surviving Spouse dies before a subsequent installment payment is due), to the deceased Participant's descendants (including adopted descendants), per stirpes; or if there are no living descendants, to the deceased Participant's estate.

          10.3 No Liability for Payment to Beneficiaries

          The Administrator shall determine the identity of Beneficiaries, and in so doing, may act upon such information as, on reasonable inquiry, it may deem reliable with respect to heirship, relationship, survivorship, or any other fact relative to the distributes; and the Trustee and Administrator shall be indemnified and saved harmless by the Employer with respect to all payments required to be made hereunder, if made in good faith and without actual notice or knowledge of the changed condition or status of any person receiving payments. The Administrator may rely on any list or notice furnished by the Employer or any Related Employer as to the facts, the occurrence of any events, or the existence of any situation, and shall not be bound to inquire as to the basis of any such decision, list, or notice, and shall be indemnified and saved harmless by the Employer for any action taken or suffered to be taken by him in reliance thereon. In the event any question or dispute shall arise as to the proper person or persons to whom any payment shall be made, the Trustee may withhold such payment until a determination of such question or dispute shall have been made, or until the Trustee shall have been adequately indemnified against loss to his satisfaction. In consideration of being permitted to designate his Beneficiaries, the Participant hereby waives, for himself and all persons claiming by or through him, any claim against the Committee, the Administra-tor, the Trustee and the Employer or any Related Employer as a result of any determination made in good faith as to the persons entitled to receive any distribution of the Participant's Vested Account Balance.

          10.4 Qualified Domestic Relations Orders

          To the extent provided in any Qualified Domestic
Relations Order, and subject to the provisions of Section 19.4(b) the person or persons named therein shall be considered the Participant's Beneficiary.

                                ARTICLE XI

                   FIDUCIARY CAPACITY AND RESPONSIBILITY

          11.1 General Fiduciary Standard of Conduct

          Each fiduciary under this Agreement shall discharge his duties hereunder solely in the interest of the Participants and their Beneficiaries and for the exclusive purpose of providing benefits to the Participants and their Beneficiaries and defraying the reasonable expenses of administering the Plan and the Trust. Each fiduciary shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims, in accordance with the documents and instruments governing the Plan and the Trust, insofar as such documents and instruments are consistent with this standard.

          11.2 Allocation of Responsibility Among Fiduciaries

          (a) The fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifi-cally given to them under this Agreement. The Employer shall have the sole responsibility for making the contributions provided for under Article IV, and to amend or terminate, in whole or in part, the Plan and the Trust. The Committee shall have the sole responsibility for assisting the Administrator in the administra-tion of the Plan, which responsibility is specifically described in the Plan. The Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust (unless otherwise managed by an investment manager), all as specifically provided in this Agreement. Each fiduciary warrants that any directions given, information furnished or action taken by him shall be in accordance with the provisions of the Plan or the Trust authorizing or providing for such direction, information or action. Each fiduciary may rely upon any such direction, information or action of another fiduciary as being proper under the Plan and the Trust, and is not required to inquire into the propriety of any such direction, information or action.
No fiduciary guarantees the Trust in any manner against investment loss or depreciation in asset value. The Administrator, the members of the Committee, the Trustee and the investment manager, if any, shall each be a "named fiduciary" as defined in Section 402(a)(2) of ERISA. The Administrator may appoint such other named fiduciaries as it may determine are necessary or appropriate for the administration of the Plan.

          (b) A fiduciary shall not be liable for the acts or omissions of another fiduciary unless (1) the fiduciary knowingly participates in, or knowingly attempts to conceal the act or omission of, another fiduciary and knows the act or omission is a breach of a fiduciary responsibility by the other fiduciary; or (2) the fiduciary has knowledge of a breach by the other fiduciary and shall not make reasonable efforts to remedy the breach; or (3) the fiduciary's breach of his own fiduciary responsibility permits the other fiduciary to commit a breach.

          (c) At such time as there shall be more than one Trustee acting hereunder, the Trustees shall jointly manage and control the assets of the Trust unless they shall allocate specific responsibilities, obligations and duties among themselves. If the Trustees shall make such an allocation, then the specified Trustee shall be responsible for the duties allocated to him and the other Trustee shall not be liable for any breach of fiduciary responsibility for the duties allocated except as set forth in
Section 11.2(b).

          11.3 Administrator

          (a) Richardson, or such person as it shall designate pursuant to Section 11.3(b), shall serve as the Administrator of the Plan. The Administrator shall be the "plan administrator" as defined in Section 414(g) of the Code, and the "administrator" as defined in Section 3(16)(A) of ERISA. The Administrator shall have the duty to file such plan descriptions and annual reports as may be required by ERISA or similar legislation and shall be designated to accept service of legal process and any other notices for the Plan. The Administrator shall also furnish each Participant with a summary plan description and provide each Participant with a statement of his Account Balance and his Vested Account Balance as of each Anniversary Date.

          (b) Richardson shall have the authority to appoint another corporation or one or more persons to serve as the Administrator hereunder, in which event such corporation or person (or persons) shall exercise all of the powers, duties, responsibil-ities and obligations of the Administrator hereunder.

          11.4 Powers and Duties of Administrator

          The Administrator shall have all necessary power to accomplish its duties under the Plan in its discretion, including without limitation the power to:

          (a) Construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder (which determinations shall, in the absence of abuse of discre-tion, be binding upon all parties);

          (b) Prescribe procedures to be followed by Par-ticipants or Beneficiaries filing applications for benefits;

          (c) Assist any Participant regarding any rights, benefits or elections available under the Plan;

          (d) Adopt reasonable procedures for determining whether any order, judgment or decree constitutes a Qualified Domestic Relations Order, and notify the
     Participant and all alternate payees affected or their designated representatives as to the results of its determinations;

          (e) Determine whether to permit assets of the Trust to be used for loans to Participants and/or the purchase of insurance on the lives of Participants pursuant to Sections 14.3 and 14.4, and, if such use is to be permitted, adopt reasonable procedures to implement such determination and give all instructions to the Trustee relating thereto;

          (f) Direct the Trustee with respect to the amount and type of benefits to which any Participant or Bene-ficiary shall be entitled hereunder and with respect to other disbursements from the Trust;

          (g) Receive from the Employer and from Participants such information as shall be necessary for the proper administration of the Plan;

          (h) Maintain all the necessary records for the administration of the Plan;

          (i) Receive, review and keep on file (as it deems convenient and proper) reports of benefit payments made by the Trustee and reports of disbursements for expenses directed by it;

          (j) Make, or instruct the Trustee to make, equi-table adjustments for any mistakes or errors made in the administration of the Plan; and

          (k) Do all other acts which the Administrator deems necessary or proper to accomplish and implement its responsibilities under the Plan.

          11.5 Claims Procedure

          (a) A Participant or Beneficiary, or an authorized representative acting on his behalf (hereinafter called the "Claimant"), may notify the Administrator of a claim for benefits under the Plan. Such notice shall be in writing and may be in any form provided by or acceptable to the Administrator and shall set forth the basis of such claim and shall authorize the Administrator to conduct such examinations as may be necessary to determine the validity of the claim and to take such steps as may be necessary to facilitate the payment of any benefits to which the claimant may be entitled under the terms of the Plan. A Claimant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits prior to his filing a claim for benefits and exhausting his rights to review under this Section 11.5.

          (b) When a claim for benefits has been filed properly, such claim for benefits shall be evaluated and the Claimant shall be notified of the approval or the denial within 90 days after the receipt of such claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial 90-day period which shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than 180 days after the date on which the claim was filed). A Claimant shall be given a written notice in which the Claimant shall be advised as to whether the claim is granted or denied, in whole or in part. If a claim is denied, in whole or in part, the Claimant shall be given written notice which shall contain (1) the specific reasons for the denial,
(2) references to pertinent plan provisions upon which the denial is based, (3) a description of any additional material or informa-tion necessary to perfect the claim and an explanation of why such material or information is necessary and (4) the Claimant's rights to seek review of the denial.

          (c) If a claim is denied, in whole or in part, the Claimant shall have the right to request that the Administrator review the denial, provided that the Claimant files a written request for review with the Administrator within 60 days after the date on which the Claimant received written notification of the denial. A Claimant (or his duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Administrator. Within 60 days after a request for review is received, the review shall be made and the Claimant shall be advised in writing of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the Claimant shall be given a written notification within such initial 60-day period specifying the reasons for the extension and when such review shall be completed (provided that such review shall be completed within 120 days after the date on which the request for review was filed). The decision on review shall be forwarded to the Claimant in writing and shall include specific reasons for the decision and references to plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes. If a Claimant shall fail to file a request for review in accordance with the procedures described in this Section 11.5, such Claimant shall have no right to review and shall have no right to bring action in any court and the denial of the claim shall become final and binding on all persons for all purposes.

          11.6 Indemnification by Employer

          The Employer shall indemnify the members of the Commit-tee, the Administrator and each Trustee for, and hold them harmless from and against, any and all liabilities, losses, costs or expenses (including reasonable attorneys fees) of whatsoever kind and nature which may be imposed on, incurred by or asserted against them at any time by reason of their service under the Plan or the Trust as long as they did not act dishonestly or engage in willful misconduct or gross negligence in their official capacities hereunder.

          11.7 Service in Multiple Capacities

          Any person may serve in more than one fiduciary capacity hereunder, including but not limited to service both as a member of the Committee and as a Trustee.


                                ARTICLE XII

                               THE COMMITTEE

          12.1 Appointment and Membership

          The Administrator may, but shall not be obligated to, appoint a Committee to assist it in its administration of the Plan. If a Committee is appointed, it shall consist of such number of members as the Administrator shall determine, who shall be appointed by and serve at the pleasure of the Administrator. The Administrator may delegate to the Committee any of its specific duties, rights and authorities under the Plan, or may delegate the Committee general authority to administer the Plan, in which event this Agreement shall be construed as though the term "Committee" were substituted for "Administrator" wherever the latter appears other than in this Article XII; provided that neither the Committee nor any member of the Committee shall be deemed to be the Administrator pursuant to Section 11.3(a) unless the Committee or such member is specifically so designated.

          12.2 Compensation and Expenses

          The members of the Committee shall serve without compensation for their services hereunder. All expenses of the Committee, including expenses incurred in the hiring of consul-tants, advisors, investment managers, attorneys and accountants, shall be paid by the Employer to the extent that such expenses are not paid out of the Trust.

          11.3 Committee Procedures and Actions

          (a) The Committee shall act by a majority of its members at the time in office and such action may be taken either by vote at a meeting or in writing without a meeting.

          (b) The Committee may adopt such by-laws, rules and regulations as it deems necessary, desirable or appropriate for the conduct of its affairs. All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants and Beneficiaries in similar circumstances. When making a determina-tion or calculation, the Committee shall be entitled to rely upon information furnished 'by a Participant or Beneficiary, the Employer or any Related Employer, the Administrator or the Trustee, and shall have no duty or responsibility to verify such informa-tion.

          (c) The Committee may authorize any one or more of its members to execute any instrument or document on its behalf.

          (d) The Committee shall periodically (but no less frequently than annually) consult with the Trustee (or any investment manager) with regard to the investment policy of the Plan and the methods to be used to carry out the Plan's objectives.

          12.4 Resignation or Removal of Committee Member

          (a) Any member of the Committee may resign from office at any time by notifying the Administrator, the other members of the Committee and the Trustee in writing, at least 10 days in advance, of such resignation; provided, however, that such notice may, at the option of the parties, be waived.

          (b) Any member of the Committee may be removed from office by the Administrator at any time, with or without cause. Such removal shall be effectuated by the tendering to such member, the other members of the Committee and the Trustee of a written notice of removal, to take effect on the date specified therein; provided, however, that such notice may, at the option of the parties, be waived. A member of the Committee who is a Participant shall automatically be removed from the Committee upon his retirement, Permanent Disability or Termination of Employment.

          (c) Upon such resignation or removal of a member of the Committee, or upon his death, the Administrator shall promptly appoint a successor member of the Committee, who may be any individual, whether or not a Participant, and shall give prompt written notice thereof to the other members of the Committee and the Trustee. In the event of the failure of the Administrator to appoint such successor by the effective date of such resignation or removal, or within 10 days after such death, the remaining members of the Committee may appoint such successor.

          (d) Each successor member of the Committee shall have all the powers, duties, responsibilities and obligations conferred by the Plan as if originally named to the Committee. No successor member of the Committee shall be personally liable for any act or failure to act of his predecessor or have any duty to review the actions of his predecessor.

          12.5 Committee/Administrator Decisions Final

          The Committee and the Administrator have discretionary authority to determine matters within their jurisdiction and the decisions of the Committee and of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon the Employer and the Trustee and upon each Employee, Participant, former Participant, Beneficiary and every other person or party interested or concerned.

                               ARTICLE XIII

                                THE TRUSTEE

          13.1 Creation and Acceptance of Trust

          The Trustee, by joining in the execution of this Agreement, agrees to act in accordance with the express provisions, terms and conditions hereof.

          13.2 Appointment of Trustee

          The Trustee shall be appointed by and shall serve at the pleasure of the Administrator.

          13.3 Trustee Capacity

          The Trustee may be a bank, trust company or any other corporation possessing trust powers under applicable federal or state law, or one or more individuals, or any combination thereof.

          13.4 Compensation, Expenses and Taxes

          The Trustee shall receive such reasonable compensation as may be from time to time determined by agreement with the Adminis-trator, except that a Trustee who is an Employee shall serve without compensation for his services hereunder. The Trustee, in performing his duties under the Trust, may employ counsel, accountants and any other agents as he shall deem advisable. The Trustee may employ other fiduciaries or investment managers only after securing the written approval of, or written directions from, the Administrator. The compensation of the Trustee, if any, and all expenses incurred by the Trustee in the administration of the Trust, including but not limited to the compensation of counsel, accountants, investment managers, other agents or fiduciaries, shall be paid by the Employer to the extent that such expenses are not paid out of the Trust. All taxes that may be levied or assessed under existing or future laws upon, or in respect to, the Trust, its assets or the income therefrom shall be a charge upon the Trust, to the extent not paid directly by the Employer, and the Trustee may pay such sum or sums as may be required to satisfy any such tax obligation.

          13.5 Trustee Procedures and Actions

          (a) If the Trustee is more than one individual, the Trustee shall act by majority rule and such action may be taken either by a vote at a meeting or in writing without a meeting.

          (b) The Trustee shall keep a record of all decisions and forward all necessary communications to the Administrator, the Committee and any investment manager. All data, records, documents and papers pertaining to the Trustee's management of the Trust shall be retained by him.

          (c) If the Trustee is more than one individual, any one or more of such individuals may be authorized to execute any instrument or document on behalf of the Trustee, in which event the Trustee shall notify the Administrator and the Committee and any investment manager of such action and the name or names of those so designated. The Administrator, the Committee and the investment manager shall thereafter accept and rely conclusively upon any instrument or document executed by such authorized Trustee as representing action by the Trustee until the Trustee shall file with the Administrator, the Committee and the investment manager a written revocation of such designation.

          (d) Any act performed by any authorized Trustee shall have the same force and effect as if the act had been performed by all of the Trustees. Any person, corporation or other entity may deal with any Trustee and may accept the signature of any Trustee in the same manner and with the same force and effect as if the individual were the sole Trustee. No person receiving such documents or written instructions and acting in good faith and in reliance thereon shall be obliged to ascertain the validity of such action under the terms of this Agreement.

          13.6 Resignation or Removal of Trustee

          (a) Any Trustee may resign at any time by notifying the Administrator in writing, at least 10 days in advance, of such resignation; provided, however, that such notice may, at the option of the parties, be waived.

          (b) Any Trustee may be removed from office by the Administrator at any time, with or without cause. Such removal shall be effectuated by the tendering to the Trustee of a written notice of removal, to take effect on the date specified therein; provided, however, that such notice may, at the option of the parties, be waived. A Trustee who is a Participant shall be removed automatically as Trustee upon his retirement, Permanent Disability or Termination of Employment.

          (c) In the case of the resignation or removal of a Trustee, the resigned or removed Trustee shall have the right to a settlement of his account, which, at the option of said Trustee, may be made either:

          (1) By judicial settlement in an action instituted by said Trustee in a court of competent jurisdiction; or

          (2)  By written agreement of settlement between said
     Trustee and the Administrator.

          (d) If a settlement of the Trustee's final account is made by judicial settlement, the necessary parties to any such accounting, litigation or other proceeding shall include only the Trustee, the Administrator and the Committee, and the settlement or judgment in any such case in which the Administrator and the Committee are duly served or cited shall be binding upon the Participants and their Beneficiaries, and upon all persons claiming by, through or under them.

          (e) After the settlement, if any, of the resigned or removed Trustee's account, said Trustee shall promptly transfer and deliver the assets of the Trust to the successor Trustee, after reserving such reasonable amount as he shall deem necessary to provide for his expenses in connection with the settlement of his account or otherwise and any sum chargeable against the Trust for which he may be liable. The balance, if any, of the reserve remaining after the payment of such sums shall be paid over to the successor Trustee. Within 30 days, the resigned or removed Trustee shall furnish to the Administrator and the successor Trustee an account of his administration of the Trust from the date of his last account.

          (f) Upon the resignation, removal, death or dissolution of a Trustee, the Administrator may (and, if as a result there would be no remaining Trustee, shall) appoint a successor Trustee. In the event of the failure of the Administrator to appoint such successor Trustee by the effective date of such resignation or removal, or within 10 days after such death, the remaining Trustee may appoint such successor. The successor Trustee must signify his acceptance as a fiduciary in writing and agree to act in accordance with the provisions of this Trust.

          (g) Each successor Trustee shall succeed to the title of the assets in the Trust which are vested in his predecessor without the signing or filing of any further instrument. Any resigning or removed Trustee shall execute all documents and do all acts necessary to vest such title of record in any successor Trustee.

          (h) Each successor Trustee shall have all the powers, duties, responsibilities and obligations conferred by the Trust as if originally named as Trustee. No successor Trustee shall be personally liable for any act or failure to act of a predecessor Trustee in the administration of the Trust or have any duty to review the actions or accounting of any predecessor Trustee.

          13.7 Powers and Duties of Trustee

          (a) The powers and duties of the Trustee shall be in accordance with the provisions of the Trust and no other or further powers or duties shall be imposed or implied by the Administrator without the Trustee's consent thereto.

          (b) The Trustee shall be responsible for the safekeeping and administration of the assets of the Trust Fund in accordance with the provisions of the Trust. The Trustee shall have no duty to require that any contributions be made or to determine whether contributions delivered by the Employer to the Trustee comply with the provisions of the Plan.

          (c) If at any time there shall be a dispute as to the person to whom payment or delivery of monies or property should be made by the Trustee, or regarding any action to be taken by the Trustee, the Trustee may postpone such payment, delivery or action, retaining the funds or property involved, until such dispute shall have been resolved in a court of competent jurisdiction or the Trustee shall have been indemnified to his satisfaction or until he has received written direction from the Administrator.

          13.8 Accounting

          (a) The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder. All accounts, books and records relating to such transactions shall be open to inspection and audit at all reasonable times by any person designated by the Administrator. Within 120 days following the close of each Plan Year, the Trustee shall file with the Administrator a written account setting forth all investments, receipts, disbursements and other transactions effected by him during such Plan Year and setting forth the current value of the Trust assets. Upon the expiration of 30 days from the date of filing of such annual or other account, the Trustee shall be forever released and discharged from all liability and account-ability to anyone with respect to the propriety of his acts and transactions shown in such account, except with respect to any such acts or transactions as to which the Administrator shall file with the Trustee written objections within such 30-day period. The approval of any accounting, act or procedure by the Administrator shall fully discharge the Trustee with respect thereto.

          (b) The Trustee shall use the accrual method of accounting as to Plan Years beginning prior to May 27, 1989 and as to Plan Years beginning after June 1, 1991. For the Plan Years beginning May 27, 1989, May 26, 1990 and June 1, 1991, the Trustee shall use the modified cash method of accounting.

          13.9 Controversies

          In the event that any controversy shall arise between the Trustee and any other person, including without limitation the Committee, the Employer or any Related Employer, the Administrator or any Participant or Beneficiary, with respect to the interpreta-tion of the Plan or the duties of the Trustee or any other fiduciary, the Trustee may require that the issue be decided by a court of competent jurisdiction, and pending such determination the Trustee shall not be obligated to take any other action in connection with the matter involved in the controversy.

          13.10 Legal Actions

          The Trustee shall have the power, but at no time the obligation, to institute any legal action or to become a party to any legal action until he shall have been indemnified to his satisfaction by the Employer for any fees, costs and expenses to be incurred in connection with the litigation.

          13.11 Supplemental Trusts

          If the Employer shall adopt or establish one or more other trusts certified by the Employer as being qualified as an "exempt organization" as defined in Section 501 of the Code for the purpose of implementing the Plan ("Supplemental Trusts") and shall so notify the Trustee in writing, then the Trustee:

          (a) Shall transfer and pay over to the trustee of any such other trust such cash and other property as the Employer, with the written consent of the Administrator, shall from time to time direct in writing;

          (b)  Shall receive and hold as a part of the
     Supplemental Trust assets such cash and other property as may from time to time be delivered to it by the trustee of any such other trust; and

          (c) May, in determining its proposed investments and sales for the purpose of achieving adequate diver-sification, take into consideration the nature and value of the assets held by such other trust or trusts to the extent reported to it by the trustee or trustees thereof or by the employer. For the purposes of this Section 13.11(c), an insurance contract issued for the purposes of funding benefits under the Plan shall be considered to be a trust established for the purpose of implementing the Plan.

                                ARTICLE XIV

                        INVESTMENT OF TRUST ASSETS

          14.1 Pooled Investment Fund

          The assets of the Trust shall be invested and reinvested by the Trustee (or a duly appointed investment manager) as a pooled investment fund, except as may otherwise be provided hereunder.

          14.2 Investment Powers

          The Trustee shall have full discretion, power and authority to invest and manage the assets of the Trust, except with respect to any assets under the control or direction of any duly appointed investment manager and except as provided in Article XVI. Subject to and in accordance with the provisions of ERISA, the Trustee shall have all the rights and powers conferred by law generally, including but not limited to the rights and powers, which he may or may not wish to exercise, to:

          (a) Invest all or any portion of the Trust in any combination of common or preferred stocks, interests or shares in common stock funds, mutual funds, money market funds, open-end or closed-end funds or trusts, voting trust certificates, beneficial interests in land trusts, real estate investment trusts or savings and loan or building and loan associations, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, notes or bonds, improved or unimproved real estate situated in the United States, insurance contracts, mortgages, notes, interests in limited or general partnerships or joint ventures or other property of any kind, real or personal, as a prudent man would do under like circumstances with due regard for the purposes of the Plan, provided that any investment made or retained by the Trustee in good faith must be a kind constituting a diversification considered by law suitable for trust investments;

          (b) Retain in cash so much of the Trust as he may deem advisable to satisfy the liquidity needs of the Plan and deposit any cash held in the Trust in a bank account in the name of the Trust without liability for the highest rate of interest available, including, if a bank is acting as Trustee, specific authority to invest in the bank deposits of the Trustee;

          (c) Cause all or any portion of the Trust assets to be invested in a common or group trust fund established and maintained for the collective investment of fiduciary funds, including a common trust fund described in Section 584 of the Code or a group trust which is a qualified trust under Section 401(a) of the Code and exempt from income tax under Section 501(a) of the Code, in which event the Declaration of Trust creating such common or group trust fund, as it may be amended from time to time, shall be incorporated into this Agreement by reference and made a part hereof;

          (d) Manage, control, purchase, sell at public or private sale, contract to purchase or sell, grant options to purchase or sell, convey, exchange, petition, divide, subdivide, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with the Trust property, real or personal, on such terms and conditions as the Trustee shall decide, and to purchase and carry insurance in such amount against such hazards as the Trustee may deem advisable;

          (e) Compromise, contest, prosecute or abandon claims in favor of or against the Trust, and to insti-tute, compromise and defend actions and proceedings;

          (f) Employ agents, attorneys and proxies and to delegate to them such powers as the Trustee considers desirable;

          (g) Open and maintain one or more savings accounts or checking accounts and rent one or more safe deposit boxes or vaults with any bank, trust company, safe deposit box company, savings and loan association or building and loan association, public or private, wherever located, even if, in the case of a bank or trust company, such bank or trust company shall be acting as Trustee;

          (h) Credit and distribute the Trust as directed by the Administrator; provided, however, that the Trustee shall be accountable only to the Administrator for any payment or distribution made by him in good faith on the order or direction of the Administrator;

          (i) Hold any securities or other property in the name of the Trustee or his nominee, or retain the investment in unregistered form or in a form permitting transfer by delivery only, or in another form as he may deem best, with or without disclosing the Trust rela-tionship; provided, however, that the books and records of the Trustee shall at all times indicate the actual ownership thereof, and further provided, however, that except as authorized by regulations issued by the Secretary of Labor, the indicia of ownership of the assets of the Trust shall not be maintained outside the jurisdiction of the district courts of the United States;

          (j) Retain any funds or property subject to any dispute without liability for the payment of interest, and decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction;

          (k) Vote any stock, bonds or other securities of any corporation or other issuer at any time held in the Trust; otherwise consent to or request any action on the part of any such corporation or other issuer; give general or special proxies or powers of attorney, without power of substitution; participate in any reorganization, recapitalization, consolidation, merger or similar transaction with respect to such securities in any voting trusts, or with any protective or like committee, or with the Trustee, or with the depositories designated thereby; exercise any subscription rights and conversion privileg-es; and generally do all such acts, execute all such instruments, take all such proceedings and exercise all such rights, powers and privileges with respect to the stock or other securities or property constituting the Trust as if the Trustee were the absolute owner thereof;

          (l) If instructed by the Administrator, loan money to a Participant pursuant to Section 14.3 and/or invest the assets of a Participant's Account in insurance policies on a Participant's life pursuant to Section 14.4;

          (m) Collect and receive any and all monies and other property due hereunder and to give full discharge and release therefor; settle, compromise or submit to arbitration any claims, debts or damages due to or owing to or from the Trust; commence or defend suits or legal proceedings wherever, in his judgment, any interest of the Trust requires it; and represent the Trust in law or equity or before any other body or tribunal;

          (n) Make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

          (o) Require, before making any payment, such releases, amenities or other documents from the payee or any releases or other documents from any lawful taxing authority or governmental body, department or agency as he may consider necessary for his protection without any liability for payment of interest on funds retained by him pending receipt by him of such releases, indemnities or other documents;

          (p) Abandon any property, real or personal, which the Trustee shall deem to be worthless or not of suffi-cient value to warrant keeping, protecting or maintain-ing; to abstain from the payment of installments due on purchase contracts or mortgages, taxes, rents, assess-ments, repairs and maintenance with respect to any such property; to permit any such property to be lost by foreclosure, tax sale or other proceedings; to convey any such property for a nominal consideration or without consideration; to permit the expiration of any renewal, sale, exchange or purchase option with respect to any property or lease thereof;

          (q) Buy, to sell, to spread, to exercise, to allow to lapse or to deliver upon assignment, any option, including, but not limited to options on stocks, bonds, notes, mortgages, commodities or any other obligation written or purchased on any exchange or recognized stock option market and to borrow stock in order to deliver upon assignment;

          (r) Do all acts, whether or not expressly autho-rized, which the Trustee in the exercise of his fiduciary responsibility may deem necessary or desirable for the protection of the Trust and the assets thereof; and

          (s) Assume, until advised to the contrary, that the Plan and the Trust is qualified under Section 401(a) of the Code and is entitled to a tax exemption under Section
     501(a) of the Code.

          14.3 Loans to Participants

          (a) If the Administrator determines, in its sole discretion, to permit loans to Participants, it shall specify a form of written loan application. After receiving and reviewing a Participant's application for a loan and such other material as may reasonably be required, the Administrator may, in its sole discretion, direct the Trustee to make a loan to a Participant.
Any borrowing by a Participant shall not affect his participation in the Plan. Loans shall be made available to all Participants on a reasonably equivalent basis, and shall not be made available to Highly Compensated Employees in an amount greater than that which is made available to other Participants.

          (b) Each Participant may borrow not more than the lesser of (1) $50,000 reduced by the excess, if any, of (i) the highest outstanding balance of loans made to the Participant from the Plan during the one-year period ending on the day before the date on which such loan was made, over (ii) the outstanding balance of loans made to the Participant from the Plan on the date on which such loan was made, or (2) 50% of his Vested Account Balance. In determining if these limitations have been exceeded, all loans previously made to a Participant from the Plan (or from any other employee plan qualified under Section 401(a) of the Code maintained by the Employer or any Related Employer) shall be taken into consideration, to the extent of the highest outstanding balances of such loans during the one-year period ending on the date on which the loan from this Plan is made.

          (c) Anything to the contrary notwithstanding, all loans from the Plan shall be deemed to be a directed investment of the Participant's Account. For purposes of determining the annual value of the assets of the Trust, the amount of any loan to a Participant shall be valued separately from the other assets of the Trust as provided in Section 7.2(a)(2), although any loan shall be considered at all times to be part of a Participant's Account for all other purposes of the Plan.

          (d) All loans from the Plan shall be at a reasonable rate of interest as determined from time to time by the Adminis-trator. All interest paid by a Participant on a loan shall be credited directly to his Account.

          (e) All loans shall be evidenced by a written promissory note executed by the Participant which shall contain the terms of repayment. As security for a loan, the Participant shall execute an irrevocable pledge and assignment to the Trustee of 50% of his entire right, title and interest in and to his Account.

          (f) All loans shall be repaid by the Participant in such manner and upon such terms as shall be elected by the Participant and approved by the Administrator in accordance with guidelines established from time to time by the Administrator; provided, however, that any repayment terms shall be subject to the following guidelines:

          (1)  Any loan [other than a loan described in
     Section 14.3(f)(2)] shall be required, by its terms, to be repaid by the Participant within 5 years.

          (2) Any loan which is used by the Participant to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the Participant shall be required, by its terms, to be repaid by the Participant within a period of time as determined by the Administra-tor, which period may exceed 5 years.

          (3) Any loan shall be required, by its terms, to be amortized in level payments, made not less frequently than quarterly, over the term of the loan. Such amorti-zation may be made by level payments of combined interest and principal, or by equal payments of principal with interest actually earned.

          (g) The Administrator shall have the authority to adopt such rules and procedures as may be necessary in its sole discre-tion to implement the provisions contained in this Section 14.3, provided that such rules and procedures are not inconsistent with the provisions of ERISA. The Administrator may, it its sole discretion and in a non-discriminatory manner, suspend or terminate the making of loans at any time.

          14.4 Insurance Policies

          The Administrator may in its sole discretion authorize the Trustee to invest any portion or all of the Trust in the purchase of group or individual whole life insurance, retirement income or endowment policies issued on the respective lives of and for the benefit of each Participant, or in any combination of such policies, subject to the following conditions:

          (a) Premiums attributable to any such policy shall be charged against the Account of the Participant on whose life such contract is purchased and shall consti-tute an investment of such Account for purposes of
     Section 7.2(a)(2), and dividends paid on any such contract shall be credited to the Account of the Par-ticipant on whose life the contract is purchased.

          (b) Each Participant must consent to the issuance of the policy on his life.

          (c) The aggregate premiums paid for life insurance with respect to any Participant shall not at any time 49% with respect to premiums paid for whole life insurance, or 25% with respect to premiums paid for term life insurance of the aggregate contributions by the Employer which have been allocated to his Employer Contribution Account.

          (d) The Administrator shall have the authority to adopt such rules and procedures as may be necessary in its sole discretion to implement the provisions contained in this Section 14.4, provided that such rules and procedures are not inconsistent with the provisions of ERISA.

          14.5 Investment in Qualifying Employer Securities

          Anything to the contrary notwithstanding, the Trustee shall have full power and authority to utilize all or any portion of the assets of the Trust Fund for the acquisition and holding of "qualifying employer securities." For purposes of this Section 14.5, qualifying employer securities shall mean both the common stock, par value $.05 per share of Richardson and the Class B common stock, par value $.05 per share of Richardson.


                                ARTICLE XV

                            INVESTMENT MANAGER

          15.1 Appointment of Investment Manager

          (a) Anything to the contrary notwithstanding, the Administrator may, by written notice, direct the segregation of all or any portion of the Trust into a separate investment account and, in such event, may appoint an investment manager to direct the investment and re-investment of any such segregated investment account pursuant to this Article XV. This appointment shall be evidenced and accepted in writing, an executed copy of which must be retained by the Administrator.

          (b) No person shall be appointed as an investment manager unless such person is a bank, savings and loan, insurance company or investment adviser currently registered and in good standing under the Investment Advisers Act of 1940.

          15.2 Acceptance of Appointment

          Upon an investment manager s appointment, he shall acknowledge, in a written investment agreement with the Adminis-trator, that he (a) has accepted such appointment and has received a copy of the Agreement, (b) has undertaken a fiduciary responsi-bility and (c) will act as an investment manager.

          15.3 Notice to Trustee

          Upon the investment manager's appointment, the Adminis-trator shall deliver to the Trustee a copy of the instrument appointing the investment manager and evidencing his acceptance of such appointment, an acknowledgement by the investment manager that it is a fiduciary, and a certificate, if applicable, evidencing the investment manager's qualification under Section 15.1(b), as amended. The Trustee shall be fully protected in relying upon such instruments and certificate until otherwise notified in writing by the Administrator.

          15.4 Investment Authority

          The Trustee shall follow the directions of the investment manager regarding the investment and re-investment of the Trust, or such portion thereof as shall be under management by the investment manager, and shall exercise the investment powers set forth in
Section 14.2 and vote any securities held as directed by the investment manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of pursuant to such directions nor to make any recommen-dations with respect to the disposition or continued retention of any such investment or the exercise or non-exercise of the investment powers set forth in Section 14.2. The Trustee shall have no liability or responsibility for acting or not acting pursuant to the direction of, or failing to act in the absence of any direction from, the investment manager, unless the Trustee knows that by such action or failure to act he would be himself committing or participating in a breach of fiduciary duty by the investment manager. The Employer shall indemnify the Trustee and hold him harmless from and against any such claim or liability which may be asserted against the Trustee by reason of his acting or not acting pursuant to any direction from the investment manager or failing to act in the absence of any such direction.

          15.5 Resignation or Removal of Investment Manager

          In the event that an investment manager should resign or be removed by the Administrator, the Trustee shall manage the investment of the Trust pursuant to Article XIV unless and until he shall be notified of the appointment of another investment manager with respect thereto, as provided in Section 15.1.

          15.6 Accounts

          The accounts, books and records of the Trustee shall reflect the segregation, pursuant to the provisions of Section 15.1, of any portion of the Trust in a separate investment account, but such investment account shall be considered part of the Trust Fund for all purposes of this Agreement, including specifically
Section 7.2(a)(2).

                         ARTICLE XVI

                             INVESTMENT FUNDS

          16.1 Directed Investments

          (a) The Trustee shall segregate all of the Accounts of each Participant in order to enable such Participant to direct the investment of such accounts in accordance with Section 404(c) of ERISA. The Trustee's responsibility with respect to the invest-ments credited to such Accounts shall be limited to holding title to such investments and complying with the instructions of such Participant, and neither the Trustee, the Administrator the Committee, any investment manager, nor any other fiduciary of the Plan or Trust shall have any liability or responsibility whatsoever for any loss, or by reason of any breach, that results from such Participant's direction of the investments of his Account.

          (b) The Administrator shall have the authority to establish reasonable and non-discriminatory rules regarding the direction of investments of Participants, and may either permit Participants, on a non-discriminatory basis, to elect to direct the investment of their Accounts, or require all Participants to do so. All such rules shall comply in all respects with regulations issued pursuant to the Department of Labor under Section 404(c) of ERISA.

          (c) The Trustee shall be responsible for investing the Forfeiture Suspense Account, the Excess Contributions Account and the Excess Forfeitures Account.

          (d) The Administrator shall have the power to specify the investment funds (the "Investment Funds") from which a Participant may direct the investment of his Account to the extent permitted or required under this Section 16.1.

          16.2 Investment Elections

          Until such time, if ever, as they are modified by the Administrator pursuant to Section 16.4 below, the following rules shall govern the investment elections (the "Investment Elections" or "Elections") made by Participants.

          (a)  Each Participant may make an Investment
     Election with regard to the contributions to be made on his behalf by the Employer. Such Investment Election shall be in writing, be filed with the Administrator, and shall direct that such contributions (in 10% increments), be allocated to and invested in one or more of the Investment Funds.

          (b)  A Participant may change his Investment
     Election not more frequently than once each calendar month. Once made an Investment Election shall continue in effect for all future contributions until such Election is changed or revoked by a subsequent Election of the Participant made in a proper and timely fashion according to the procedures established by the Adminis-trator for this purpose.

          16.3 Transfers Between Investment Funds

          Subject to any restrictions on the transfer from or to a particular Investment Fund which may be established by the Investment Fund itself, by the Trustee or which are contained in
Section 16.2, as such restrictions may be modified from time to time, each Participant may elect, not more frequently than once each calendar month, to transfer all or any portion of the amounts credited to his Accounts under an Investment Fund to his Accounts under any other Investment Fund.

          16.4 Authority to Revise Election Procedures

          The Administrator shall have the sole responsibility for and complete discretion in establishing and, if it deems it necessary, amending the rules and procedures governing the time and manner in which Participants may make, modify or revoke any investment election pursuant to Sections 16.2 and 16.3. The discretion of the Administrator in which regard shall only be limited by the general requirement that such discretion be exercised in a non-discriminatory manner.


                               ARTICLE XVII

                                 AMENDMENT

          17.1 Right to Amend

          The Employer shall have the right at any time or times to amend this Agreement, in whole or in part.

          17.2 Retroactivity of Amendments

          No amendment to this Agreement may be made effective retroactively to a date prior to the beginning of the Plan Year in which it is adopted, except amendments which are necessary to establish or maintain, without interruption, the qualification of the Agreement for tax exemption under the provisions of the Code.

          17.3 Limitations On Right To Amend

          No amendment shall be made to this Agreement which shall:

          (a) Directly or indirectly operate to give the Employer or any Related Employer any interest in the Trust or to deprive any Participant or Beneficiary of his interest in the Trust, or cause any part of the income or corpus of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries, except as provided in Section 19.1;

          (b) Increase the powers, duties, responsibilities or obligations of the Trustee without his written consent; or

          (c) Eliminate an optional form of benefit or eliminate or reduce an "early retirement benefit" or a "retirement-type subsidy" [as defined in Section
     411(d)(6)(B) of the Code].


                               ARTICLE XVIII

                   ADOPTION, WITHDRAWAL AND TERMINATION

          18.1 Adoption of Agreement

          (a) With the written consent of the Administrator, any other corporation, including a Related Employer, may adopt this Agreement for the exclusive benefit of its eligible employees by appropriate resolution, which shall specify the effective date of such adoption and which may contain such changes and variations in the Plan and Trust as the Administrator shall approve, and by agreeing to be bound by the terms of this Agreement.

          (b) Each participating Employer shall pay a propor-tionate part of the expenses incurred in the administration of the Plan and the Trust to the extent that such expenses are not paid directly out of the Trust.

          18.2 Withdrawal from Plan

          A participating Employer may withdraw from the Plan by giving written notice to the Administrator and the Trustee, which notice shall specify the effective date of the withdrawal, which, unless such requirement is waived by the Administrator, shall not be less than 30 days after such notice is given. If the date of withdrawal is not an Anniversary Date, the Trustee shall value all Trust assets as of the effective date of the withdrawal in the manner provided in Section 7.2 as if such date were an Anniversary Date, but shall not allocate the participating Employers' contribu-tion. The withdrawal by an Employer shall be treated as a termination of the Plan with respect to Participants employed by the withdrawing Employer (unless the Plan is adopted by a successor to the business of such Employee), and such Participants shall be 100% vested in their Account Balance as of the date of withdrawal, and such Account Balance shall be valued as of such date and distributed as provided in Article IX.

          18.3 Termination

          (a) The Agreement may be terminated at any time by Richardson.

          (b) Upon termination of the Plan and Trust, the Administrator shall direct the Trustee to value the Trust in accordance with Section 7.2 and to distribute in accordance with the terms of the Plan all assets remaining in the Trust (after payment or reserving funds for payment of any fees, taxes and expenses properly chargeable against the Trust) to the Participants in accordance with the value of the credits standing to each Participant's Accounts as of the date of such termination, in cash or in kind valued at fair market at the date of distribution, in such manner as the Trustee shall determine.

          (c) In the event of the sale by an Employer of sub-stantially all of its assets and business, the successor to the Employer shall be substituted for and shall exercise and have all the rights and obligations of the Employer hereunder upon the filing, in writing, of its election to do so with the Trustee.


                                ARTICLE XIX

                               MISCELLANEOUS

          19.1 No Reversion to Employer

          No part of the corpus or income of the Trust shall revert to the Employer or any Related Employer or be used for, or diverted to, purposes other than for the exclusive benefit of the Partici-pants and their Beneficiaries; provided, however, that:

          (a) Any balance remaining in the Excess Contribu-tion Account or the Excess Forfeiture Account (as defined in Section 7.6) at the time the Plan is terminated, and which cannot be allocated in the final Plan Year of the Plan without violating the limitations of Sections 7.6 or 7.7, shall be returned to the Employer (and, in the event that there is more than one participating Employer, such reversion shall be in the proportion that the aggregate contributions made by each such Employer in all Plan Years with respect to which amounts were credited to either of such accounts bears to the aggregate contribu-tions made by all participating Employers in all such Plan Years); and

          (b) In the event that any portion of a contribution is made by the Employer to the Plan because of either a good faith mistake of fact or a good faith mistake in determining that such contribution is deductible under
     Section 401 of the Code, the Trustee shall return to the Employer, upon written notice thereof, an amount equal to the portion of such contribution which would not have been made but for such mistake of fact, or which is determined to be non-deductible, as the case may be, subject to the following conditions and limitations. No amount shall be returned to the Employer pursuant to this
     Section 19.1(b) unless such amount is returned not later than one year after the date on which the contribution was made in the case of a contribution based on a mistake of fact was made, or the date on which the deduction is disallowed in case of a contribution mistakenly believed to be deductible. For purposes of the preceding sen-tence, a deduction shall be considered to be disallowed on either (1) the day on which the Employer voluntarily files an amended federal income tax return correcting the error; (2) the day on which the Internal Revenue Service issues a statutory notice of deficiency, notice of final partnership or S corporation administrative adjustment, or other determination from which no further administra-tive appeal is possible, which notice is based in whole or part upon disallowance of such deduction, provided that, if applicable, no person files a timely petition for judicial review of such determination; or (3) if such a petition for judicial review is filed, the day on which a final judgment is entered dismissing such petition or upholding the disallowance of such deduction from which judgment no further appeal is possible, or as to which the time for filing an appeal expires. The amount returned to the Employer shall not include any earnings attributable to the erroneous contribution, but shall be reduced by any losses attributable thereto. Notwith-standing the provisions of Article VIII, an erroneous contribution may be returned in accordance with this
     Section 19.1(b) after such contribution has been allocat-ed and credited to the Participants' Accounts, in which event the amount so returned shall be charged to the Accounts in the same proportion that the contribution was originally allocated; provided, however, that in no event shall the Account Balance of any Participant be reduced as a result of the return of an erroneous contribution to less than it would have been had the erroneous contri-bution not been made, and the amount returned to the Employer shall be reduced to the extent necessary to avoid such a reduction.

          19.2 Evidence of Action; Necessary Parties

          (a) Evidence required of anyone under this Agreement may be by certificate, affidavit, endorsement or any other written instrument which the person acting in reliance thereon believes to be pertinent, reliable and genuine, and to have been signed, made or presented by the proper and duly authorized party or parties.

          (b) Necessary parties to any accounting, litigation or other proceedings shall include only the Trustee and the Employer, and the settlement or judgment in any such case in which the Employer is duly served or cited shall be binding upon all persons entitled to benefits under the Plan, the estate of any such person, and upon all persons claiming by, through or under them.

          19.3 Rights of Participants Limited

          Neither the adoption of the Plan nor anything contained in the Plan or the Trust shall be construed as giving any Partic-ipant, Beneficiary or Employee any equity or other interest in the assets, business or affairs of the Employer or any Related Employer, or the right to complain about any action taken by the officers, directors or stockholders of, or about any policy adopted or pursued by, the Employer or any Related Employer, or the right to examine the books and records of the Employer or any Related Employer, or as giving any Employee the right to be retained in the service of the Employer or any Related Employer, and all Employees shall remain subject to discharge to the same extent as if the Plan and the Trust had never been executed. Prior to the time that distributions are made in conformity with the provisions of the Plan, neither the Participants, nor their spouses, Beneficiaries, heirs-at-law, or legal representatives shall receive cash or any other thing of current exchangeable value from the Employer or any Related Employer or the Trustee as a result of the Trust.

          19.4 Assignment and Alienation

          (a) No payment to any person under any of the provisions of the Plan or the Trust, nor the right to receive such payment or payments, nor any interest in the Trust, shall be subject to assignment, alienation, transfer or anticipation, either by the voluntary or involuntary act of any Participant or Beneficiary or by operation of law, nor, except for the repayment of loans to Participants authorized under Section 14.3 and payments pursuant to a Qualified Domestic Relations Order in accordance with Section 19.4(b), shall such payment or right or interest be subject to the demands or claims of any creditor of such person, nor be liable in any way for such person's debts, obligations or liabilities.

          (b) Upon receiving any order, judgment or decree which may be a Qualified Domestic Relations Order, the Administrator shall promptly notify the Participant involved and any Alternate Payee [as defined in Section 2.24(a)] who may be affected by such order or their designated representatives of the receipt of the order and of the Plan's procedure for determining whether the order is a Qualified Domestic Relations Order, and shall proceed to determine whether the order is a Qualified Domestic Relations Order. During the period during which it is being determined whether such order is a Qualified Domestic Relations Order, any payments which would, under such order, be payable to an Alternate Payee, shall be placed in a separate account in the Trust. If, within 18 months after receipt of such order, the Administrator determines that such order is a Qualified Domestic Relations Order, the amount of such separate account, with any earnings thereon, shall be paid to the Alternate Payees as provided in such order.
If the status of such order has not been established within such 18-month period, or if it is determined that the order is not a Qualified Domestic Relations Order, the amount of such separate account shall be paid to the Participant, or, if it would not otherwise have been payable currently, shall be restored to the Participant's Account. Any determination made more than 18 months after the receipt of such order that such order is a Qualified Domestic Relations Order shall be applied prospectively only.

          (c) In the event that any Participant's benefits are garnished or attached by order of any court, the Trustee may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Trust. During the pendency of said action, any benefits that become payable shall be paid into the court as they become payable, to be distributed by the court to the recipient it deems proper at the close of said action.

          19.5 Missing Participants or Beneficiaries

          (a) Each Participant shall file with the Employer, in writing, his post office address, the post office address of each of his Beneficiaries, and each change of post office address. Any communication, statement or notice addressed to Participant or Beneficiary with postage prepaid at his last post office address filed with the Employer, or if no address is filed with the Employer, then at his last post office address as shown on the Employer's records, will be binding on the Participant and his Beneficiary for all purposes of the Plan. Neither the Trustee nor the Administrator is required to search for or locate Participant or Beneficiary.

          (b) If the Administrator or Trustee shall send by registered or certified mail, postage prepaid, to the last known address of a Participant or Beneficiary, a notification that he is entitled to a distribution hereunder and if either (1) such notification is returned because the addressee cannot be located at such address and neither the Employer nor the Trustee shall have any knowledge of such Participant's or Beneficiary's whereabouts within 3 years from the date such notification was mailed, or (2) within 3 years after such notification was mailed to such Partici-pant or Beneficiary, he does not respond thereto by informing the Trustee of his whereabouts, then, upon the Anniversary Date coincident with or immediately following the third anniversary of the mailing of said notification, the then undistributed Account Balance of such Participant or Beneficiary shall be paid to the person or persons who would have been entitled to take in the event of the death of the Participant or Beneficiary whose whereabouts is unknown, assuming that such death had occurred on the Anniversary Date immediately succeeding the third anniversary of the mailing of said notification.

          (c) If any check in payment of a benefit hereunder which has been mailed by regular United States mail to the last address of the payee furnished the Trustee by the Administrator is returned unclaimed, the Trustee shall notify the Administrator and shall discontinue further payments to such payee until it receives the further instructions of the Administrator.

          19.6 Merger and Consolidation of Plan

          In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other employee plan qualified under Section 401(a) of the Code, provisions shall be made so that each Participant in the Plan on the date thereof would receive a benefit immediately after the merger, consolidation or transfer (if the other employee plan terminated on that date) which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer (if the Plan had then terminated).

          19.7 Severability of Agreement

          In case any provision of this Agreement shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions, but shall be fully severable and this Agreement shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

          19.8 Applicable Law

          This Agreement shall be construed and enforced and the Trust shall be administered in accordance with the laws of the State of Illinois, to the extent that such laws are not preempted by the laws of the United States of America.


     IN WITNESS WHEREOF, Richardson has caused this Agreement to be executed, and each Trustee has hereunto set his respective hand and seal, all as of the date and year first written above.


                              RICHARDSON ELECTRONICS, LTD.



                              By: /s/ Joseph C. Grill
                             Title: Vice President, Human Resources

                              TRUSTEES:


                              /s/Scott Hodes


                              /s/William G. Seils